As filed with the Securities and Exchange Commission on November 6, 1996

                                                                File No. 2-34215
                                                               File No. 811-1911
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 56

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 37
--------------------------------------------------------------------------------

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                     (FORMERLY SCHRODER CAPITAL FUNDS, INC.)
               (Exact Name of Registrant as Specified in Charter)

                   Two Portland Square, Portland, Maine 04101
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code: 207-879-1900
--------------------------------------------------------------------------------

                             Thomas G. Sheehan, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine  04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                             Scott M. Shepard, Esq.
                            Jacobs Persinger & Parker
                    77 Water Street, New York, New York 10005


It is proposed that this filing will become effective:

          immediately upon filing pursuant to Rule 485, paragraph (b)
-----
          on [    ] pursuant to Rule 485, paragraph (b)
-----
  X       60 days after filing pursuant to Rule 485, paragraph (a)(i)
-----
          on _________ pursuant to Rule 485, paragraph (a)(i)
-----
          75 days after filing pursuant to Rule 485, paragraph (a)(ii)
-----
          on [     ] pursuant to Rule 485, paragraph (a)(ii)
-----
          this post-effective amendment designates a new effective date for a
------    previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 (the "1933 Act") pursuant to Rule 24f-2 under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended October 31, 1995 was filed with the Commission on about December 28, 1995. SCHRODER INTERNATIONAL SMALLER COMPANIES FUND OF REGISTRANT IS STRUCTURED AS A MASTER-FEEDER FUND. THIS AMENDMENT INCLUDES A MANUALLY EXECUTED SIGNATURE PAGE FOR THE MASTER FUND.

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(c))

                                     PART A
            (Prospectuses offering Advisor Shares and Investor Shares
               of Schroder International Smaller Companies Fund.)


Form N-1A
 Item No.           (Caption)                Location in Prospectus (Caption)
---------      ------------------            --------------------------------

1.             Cover Page                    Cover Page

2.             Synopsis                      Prospectus Summary

3.             Condensed Financial
               Information                   Not Applicable

4.             General Description of        Investment Objective and Policies;
               Registrant                    Additional Investment Policies and
                                             Risk Considerations

5.             Management of the Fund        Management  of the Fund - Board of
                                             Trustees; Investment Adviser and
                                             Portfolio Manager; Administrative
                                             Services; Distribution Plan &
                                             Shareholder Services Plan;
                                             Expenses; Portfolio Transactions

5A.            Management's Discussion of    Not Applicable
               Fund Performance

6.             Capital Stock and Other       Other Information - Capitalization
               Securities                    and Voting; Shareholder Inquiries;
                                             Dividends, Other Distributions and
                                             Taxes

7.             Purchase of Securities        Investment in the Fund - Purchase
                                             of Shares; Retirement Plans;
                                             Individual Retirement Accounts; Net
                                             Asset Value

8.             Redemption or Repurchase      Investment in the Fund - Redemption
                                             of Shares; Net Asset Value

9.             Pending Legal Proceedings     Not Applicable

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(c))

                                     PART A
                            (All other Prospectuses)

                          Not Applicable in this Filing

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(c))

                                     PART B


    (SAI offering shares of Schroder International Smaller Companies Fund)


Form N-1A                                    Location in Statement of Additional
 Item No.             (Caption)              Information (Caption)
---------      ----------------------        ---------------------

10.            Cover Page                    Cover Page

11.            Table of Contents             Table of Contents

12.            General Information and       Other Information - Organization
               History

13.            Investment Objectives and     Investment Policies; Investment
               Policies                      Restrictions

14.            Management of the Fund        Management - Officers and Directors

15.            Control Persons and           Not Applicable
               Principal Holders of
               Securities

16.            Investment Advisory and       Management - Investment Adviser;
               Other Services                Other Services Officers and
                                             Trustees;
                                             Administrative Services;
                                             Distribution of Fund Shares;
                                             Service Organizations; Portfolio
                                             Accounting; Fees and Expenses;
                                             Portfolio Transactions - Investment
                                             Decisions; Brokerage and Research
                                             Services;  Other Information -
                                             Custodian; Transfer Agent and
                                             Dividend Disbursing Agent; Legal
                                             Counsel; Independent Accountants

17.            Brokerage Allocation and      Portfolio Transactions
               Other Practices

18.            Capital Stock and Other       Other Information - Capitalization
               Securities                    and Voting

19.            Purchase, Redemption and      Determination of Net Asset Value
               Pricing Securities Being      Per Share
               Offered

20.            Tax Status                    Taxation

21.            Underwriters                  Management - Distribution of Fund
                                             Shares; Fees and Expenses

22.            Calculation of Performance    Other Information - Performance
               Data                          Information

23.            Financial Statements          Not Applicable

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(c))

                                     PART B
                                (All other SAIs)

                          Not Applicable in this Filing

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND


--------------------------------------------------------------------------------
Two Portland Square, Portland, Maine 04101   Fund Literature:     (800) 290-9826
Adviser Information:   (800) 730-2932        Account Information: (800) 344-8332
General Information:   (207) 879-8903        Fax:                 (207) 879-6206



  SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - PORTFOLIO INVESTMENT ADVISER
            SCHRODER FUND ADVISORS INC. - ADMINISTRATOR & DISTRIBUTOR


This Prospectus offers Advisor Shares of Schroder International Smaller Companies Fund (the "Fund"), a separately managed, diversified portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end, management, investment company currently consisting of seven separate portfolios, each of which has different investment objectives and policies. The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the United States. There can be no assurance that the Fund will achieve its investment objective.


THE FUND CURRENTLY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY HOLDING, AS ITS ONLY INVESTMENT SECURITIES, AN INTEREST IN SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO (THE "PORTFOLIO"), A SEPARATE PORTFOLIO OF SCHRODER CAPITAL FUNDS ("CORE TRUST"), A REGISTERED, OPEN-END, MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. ACCORDINGLY, THE FUND'S INVESTMENT EXPERIENCE WILL CORRESPOND DIRECTLY WITH THE PORTFOLIO'S INVESTMENT EXPERIENCE. SEE "OTHER INFORMATION -- FUND STRUCTURE." THE PORTFOLIO SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING, UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF COMPANIES DOMICILED OUTSIDE THE U.S. THAT, AT THE TIME OF PURCHASE, HAVE MARKET CAPITALIZATIONS OF $1.5 BILLION OR LESS. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS IN ADDITION TO THE RISKS ASSOCIATED WITH INVESTMENTS IN GENERAL. INVESTMENTS IN SMALLER CAPITALIZATION COMPANIES INVOLVE GREATER RISKS THAN THOSE ASSOCIATED WITH INVESTMENTS IN LARGER CAPITALIZATION COMPANIES.


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI") dated November 1, 1996, and as amended from time to time, containing additional information about the Fund, the Trust and Core Trust has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling the Fund at the address and telephone numbers printed above.


   This Prospectus should be read and retained for information about the Fund.


THE SHARES OFFERED HEREBY ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, OR ANY FEDERAL AGENCY.

ANY INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus is dated November 1, 1996.

PROSPECTUS SUMMARY


THE FUND. The Fund is a separately managed, diversified portfolio of the Trust, a Delaware business trust registered as an open-end, management, investment company under the Investment Company Act of 1940 (the "Act"). The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the U.S. Currently, the Fund seeks to achieve its investment objective by investing all of its investable assets in Schroder International Smaller Companies Portfolio (the "Portfolio"), a series of Core Trust, itself a registered, open-end, management investment company. The Portfolio has the same investment objective and substantially similar investment policies as the Fund. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. The Fund currently offers two separate classes of shares: Advisor Shares and Investor Shares. Only Advisor Shares are offered through this Prospectus and are sometimes referred to as the "Shares."


INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("Schroder Capital" or the "Adviser"), 787 Seventh Avenue, New York, New York 10019. The investment advisory fee paid to Schroder Capital by the Portfolio is borne indirectly by the Fund. See "Management of the Fund" -- Investment Adviser and Portfolio Manager." Prior to November 1, 1996, the Fund had no operating history. The historical performance of the Adviser's commingled investment fund for tax-exempt pension and profit sharing trusts which has substantially similar policies, strategies and risks, managed by Schroder Capital, the portfolio manager of the Portfolio, is presented in Appendix A.


ADMINISTRATOR AND DISTRIBUTOR. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund and Forum Financial Services, Inc. ("Forum") serves as the Fund's sub-administrator.


PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire or through an investor's broker-dealer or other financial institution. The minimum initial investment is $25,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,000. See "Investment in the Fund -- Purchase of Shares" and "--Redemption of Shares."


DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund declares annually and pays as a dividend substantially all of its net investment income and realized net short-term capitalization, and at least annually distributes any net realized long-term capital gains and gains from foreign currency transactions. Dividends and capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless the shareholder has notified the Fund in an Account Application or otherwise in writing of the shareholder's election to receive dividends or other distributions in cash. See "Dividends, Other Distributions and Taxes."


RISK CONSIDERATIONS. There can be no assurance that the Portfolio will achieve its investment objective. The Fund's net asset value and total return will fluctuate based upon changes in the value of the securities in which the Portfolio invests so that upon redemption, an investment in the Fund may be worth more or less than its original value. The Portfolio's policy of investing in the securities of foreign issuers entails certain risks in addition to those normally associated with investments in the securities of U.S. issuers, including risks of foreign political and economic instability, adverse movements in exchange rates, and the imposition or tightening of limitations on the repatriation of capital. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies. Accordingly, the Fund is not a complete investment program. See "Additional Investment Policies and Risk Considerations." By investing solely in the Portfolio, the Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment could also have potential adverse effects on the Fund. Investors in the Fund should consider these risks, as described under "Other Information - Fund Structure."


FEE TABLE


     The table below is intended to assist investors in understanding the expenses that an investor in Advisor Shares would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares.


Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees(1). . . . . . . . . . . . . . . . . . . . . . . . .  1.20%
     12b-1 Fees(2) . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.00%
     Other Expenses(3) . . . . . . . . . . . . . . . . . . . . . . . . .  0.80%
     Total Fund Operating Expenses (after reimbursements)(4) . . . . . .  2.00%


     (1) Management Fees include the investment advisory fee of 0.75% payable to Schroder Capital and administrative fees of 0.25% payable to Schroder Advisors. As long as the Fund's assets are invested in the Portfolio, the Fund pays no advisory fees directly. See "Management". For its services with respect to the Portfolio, the Investment Advisory Agreement between Schroder Capital and the Trust provides that Schroder Capital will receive a monthly advisory fee at the annual rate of 0.85% of the Portfolio's average daily net assets. Schroder Capital has agreed, however, to limit its fee to an annual rate of 0.75% of the Portfolio's average daily net assets. Such partial fee waiver shall remain in effect until its elimination is approved by the Core Trust Board.


     (2) The Fund has adopted a distribution plan, pursuant to rule 12b-1 under the 1940 Act which authorizes payment of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. Although the Fund currently does not pay 12b-1 fees, the Board in the future may authorize payment of these fees. See "Distribution Plan and Shareholder Services Plan" below.

          (3) The amount of Other Expenses is an estimate of expenses relating to Advisor Shares for the Fund's first fiscal year assuming that net assets of the Fund are at least $50 million.


          (4) Total Fund Operating Expenses include the Fund's pro rata portion of all operating expenses of the Portfolio. The Fund estimates that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in portfolio securities.


Schroder Capital and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund to the extent that the Fund's total expenses relating to Advisor Shares exceed 1.50% of the Fund's average net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management -- Other Expenses."


EXAMPLE

Based on the expenses listed above, you would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) reinvestment of all dividends and other distributions:


                     1 year. . . . . . . . . . . .   $20
                     3 years . . . . . . . . . . .   $63
                     5 year. . . . . . . . . . . .  $108
                    10 years . . . . . . . . . . .  $233


The 5% annual return is not a prediction of the Fund's return, but is required by the SEC for purposes of these calculations.


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS, AND ACTUAL EXPENSES OR RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.

INVESTMENT OBJECTIVE AND POLICIES


The Fund is designed for United States investors who seek capital appreciation and international diversification of their investments by participating in foreign securities markets. The Fund is not a complete investment program. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies and investments in the securities of foreign issuers generally involve risks in addition to risks associated with investments in the securities of U.S. issuers.


INVESTMENT OBJECTIVE AND THE PORTFOLIO


The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the United States. There can be no assurance that the Fund will achieve its investment objective.


The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar investment policies. Therefore, although the following discusses the investment policies of the Portfolio (and the responsibilities of Core Trust's Board), it applies equally to the Fund (and the Trust's Board). Additional information concerning the investment policies of the Fund and the Portfolio is contained below and in the Statement of Additional Information ("SAI").


INVESTMENT POLICIES


The Portfolio normally invests at least 65% of its total assets in equity securities of companies domiciled outside the U.S. that have market capitalizations under $1.5 billion at the time of investment. Investments by the Portfolio are selected by Schroder Capital on the basis of their potential for capital appreciation without regard for current income. Schroder Capital will consider the following factors in determining the potential for capital appreciation: (i) issuers' potential for long-term growth; (ii) issuers' financial conditions; (iii) valuation; (iv) issuers' sensitivity to cyclical factors; and (v) whether issuers' management holds a significant equity position in the issuer.


The Portfolio may purchase preferred stock and convertible securities, including warrants and convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts, Global Depository Receipts or other similar securities of foreign issuers. Depository receipts typically are receipts issued by a financial institution or trust company evidencing ownership of underlying securities. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S.

Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash and time deposits in foreign banks denominated in any major foreign currency. See "Additional Investment Policies and Risk Considerations" in the Prospectus and "Investment Policies" in the SAI for further information about all these types of investments.


Countries in which the Portfolio may invest include, but are not limited to, Japan, Germany, the United Kingdom, France, Italy, Belgium, Austria, Finland, Ireland, New Zealand, Switzerland, the Netherlands, Hong Kong, Singapore, Malaysia, Australia, Sweden, Norway, Denmark and Spain. The Portfolio has a non-fundamental policy to invest in the securities of foreign issuers domiciled in at least three foreign countries. In general, the Portfolio will invest only in securities of companies and governments in countries that Schroder Capital, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers located in one country, the Portfolio may be susceptible to factors adversely affecting that country. See "Additional Investment Policies and Risk Considerations."


In selecting securities denominated in foreign currencies, Schroder Capital will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Portfolio of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Portfolio may also enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. See "Additional Investment Policies and Risk Considerations" below.


ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

INVESTMENT RESTRICTIONS


The investment objective and all investment policies of the Fund and the Portfolio that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund or the Portfolio ("shares"), as applicable. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares.

Unless otherwise indicated, all investment policies of the Fund are not fundamental and may be changed by the Trust Board without approval of the shareholders of the Fund. Likewise, non-fundamental investment policies of the Portfolio may be changed by the Core Trust Board without approval of the Portfolio's interest holders. For more information concerning shareholder / interestholder voting, see "Other Information -- Capitalization and Voting" and "Other Information -- Fund Structure."

INVESTMENT TYPES


COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in a company and not a creditor of the company, as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.


The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if, more than 2% of its net assets would be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. These limitations notwithstanding, the Portfolio shall not be prohibited from receiving warrants obtained involuntarily through corporate actions of foreign issuers in connection with stock of such issuers held by the Portfolio.


REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller - a U.S. bank or recognized broker-dealer - sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio 's cost plus interest within a specified period (normally one day). In these transactions, the values of the underlying securities purchased by the Portfolio are monitored at all times by Schroder Capital to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement, and the Portfolio 's custodian bank holds the securities until they are repurchased. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risks, Schroder Capital reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.


ILLIQUID AND RESTRICTED SECURITIES. As a non-fundamental policy, the Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the "in the money" portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended. If Schroder Capital determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies - Illiquid and Restricted Securities" in the SAI for further information.


LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions, if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio 's total assets. By so doing, the Portfolio attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

The Portfolio may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained as collateral by the Portfolio in a segregated account. Any securities that the Portfolio may receive as collateral will not become a part of its portfolio at the time of the loan, and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time that the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees.


OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments". In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the portfolio's securities, and thus protect the Fund's net asset value per share against downward market trends, or
(2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of Schroder Capital to correctly predict the direction of stock prices, interests rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.


SHORT SALES AGAINST-THE-BOX. The Portfolio may not sell securities short except in "short sales against-the-box". For Federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box" and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. Such short sales are subject to the limits described under "Fundamental Restrictions" above. See "Short Sales Against-the-Box" in the SAI for further details.


DEPOSITORY RECEIPTS. The Portfolio may invest in certain issuers exclusively or primarily through the purchase of sponsored and unsponsored American

Depository Receipts ("ADRs") or other similar securities, such as European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or International Depository Receipts ("IDRs"), or through investment in government-approved investment companies or other vehicles. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities, into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. EDRs, GDRs and IDRs are similar to ADRs and are designed for use in foreign markets.


FOREIGN EXCHANGE CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.


The Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder Capital fails to predict currency values correctly.


The Portfolio will be required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income will be received and realized in foreign currencies; a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.


WHEN, AS AND IF ISSUED SECURITIES. The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Portfolio will have lost an investment opportunity. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.


DEBT SECURITIES. The Portfolio may also invest in debt obligations of the United States and its subdivisions, foreign governments, international organizations and foreign corporations. The Portfolio may from time to time invest up to 5% of its total assets in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. The value of debt securities generally varies inversely with interest rate changes. See "Additional Investment Policies and Risk Considerations."


RISK CONSIDERATIONS


FOREIGN INVESTMENTS. All investments, domestic and foreign, involve certain risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. In general, the Portfolio will invest only in securities of companies and governments in countries that Schroder Capital, in its judgment, considers both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital and changes in foreign governmental attitudes towards private investment possibly leading to nationalization, increased taxation or confiscation of Portfolio assets. To the extent the Portfolio invests substantially in issuers located in one country or area, such investments may be subject to greater risk in the event of political or social instability or adverse economic developments affecting that country or area.


Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio, and thus available for distribution to the Fund's, shareholders; (ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iv) foreign securities often trade less frequently and with less volume than U.S. securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.




CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline in the value of currencies in which the Portfolio's investments are denominated against the U.S. dollar will result in a corresponding decline in the

U.S. dollar value of its assets.


SMALLER COMPANIES. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, consequently, generally has a disproportionate effect on their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.


Investments in small, unseasoned issuers generally involve greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel which have not been thoroughly tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities, which the Portfolio may purchase when they are offered to the public for the first time, may have a limited trading market, which may adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. See "Investment Policies" above. To the extent it invests in issuers located in one country, the Portfolio is susceptible to factors adversely affecting that country. In particular, these factors may include the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable portfolio having a lesser degree of geographic concentration.


PORTFOLIO TURNOVER. Although the Portfolio does not currently intend to do so, it may in the future engage in short-term trading, but its portfolio turnover rate is not expected to exceed 100%.


MANAGEMENT OF THE FUND


BOARDS OF TRUSTEES

The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Core Trust Board. The Trustees of both Trust and Core Trust (collectively the "Trusts") are Peter E. Guernsey, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. Additional information regarding the Trustees and the respective executive officers of the Trusts may be found in the SAI under the heading "Management -- Trustees and Officers." The Board and the Core Trust Board have separately adopted written procedures reasonably appropriate to deal with potential conflicts of interest.


INVESTMENT ADVISER AND PORTFOLIO MANAGER

The Fund currently invests all of its investment assets in the Portfolio. Schroder Capital serves as investment adviser to the Portfolio. Schroder Capital manages the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises and administers the Portfolio's investments. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services provided to the Portfolio, Schroder Capital receives a monthly advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. The Fund indirectly bears Schroder Capital's advisory fees through its investment in the Portfolio. The Investment
Advisory Agreement between Schroder Capital and the Trust provides that Schroder Capital may receive a monthly advisory fee at the annual rate of 0.85% of the Portfolio's average daily net assets. Schroder Capital has agreed, however, to limit its fee to an annual rate of 0.75% of such assets. Such partial fee waiver shall remain in effect until its elimination is approved by the Core Trust Board.


Schroder Capital is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. subsidiary of Schroders plc, a publicly owned company organized under the laws of England. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries world-wide. The Schroder Group specializes in providing investment management services with assets under management, as of June 30, 1996, in excess of $130 billion.


As of the date of this Prospectus, Schroder Capital has been investing in international small companies as a specialist area for over 20 years and has 14 analysts dedicated to following small company stock. Schroder's analysts maintain contact with over 1,500 small companies in a typical year and conduct over 900 exclusive on-site company visits.


Laura Luckyn-Malone, a Trustee and President of the Trusts, with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Luckyn-Malone has been a Managing Director of Schroder Capital since October 1995 and has been a Senior Vice President and Director of Schroder

Capital since 1990.


The Fund began pursuing its investment objective through investment in the Portfolio upon commencement of operations. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information -- Fund Structure." Accordingly, the Trust has retained Schroder Capital as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. Schroder Capital does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. If the Fund resumes directly investing in portfolio securities, it will pay Schroder Capital a monthly advisory fee equal on an annual basis to 0.75% of the Fund's average daily net assets. The investment advisory contract between Schroder Capital and the Trust with respect to the Fund is the same in all material respects as Core Trust's Investment Advisory Contract with respect to the portfolios except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the contract.


ADMINISTRATIVE SERVICES


On behalf of the Fund, the Trust has entered into an administrative services agreement with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. Schroder Advisors is a wholly-owned subsidiary of Schroder Capital. On behalf of the Fund, the Trust has also entered into an administrative services agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the administrative services provided to the Fund by Schroder Capital. For these services, the Fund pays Schroder Advisors a monthly fee of 0.10% of the Fund's average daily net assets and pays Forum a monthly fee of 0.075% of the Fund's average daily net assets.



Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at an annual rate of 0.15% and pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets.


DISTRIBUTION PLAN & SHAREHOLDER SERVICES PLAN

Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds. Under a distribution plan, pursuant to Rule 12b-1 under the Act (the "Distribution Plan") adopted by the Trust on behalf of the Fund, which is in the form of a reimbursement plan, the Trust each month may potentially reimburse Schroder Advisors, as distributor, for costs and expenses incurred in connection with the distribution of Advisor Shares. Such reimbursement is subject to a limit on an annual basis to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The Fund will not make any payments under the Distribution Plan with respect to Advisor Shares until the Board so authorizes.


Payment or reimbursement under the Distribution Plan may be for various types of costs, including: (1) advertising expenses, (2) costs of printing prospectuses and other materials to be given or sent to prospective investors, (3) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (4) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (5) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to Service Organizations under the Distribution Plan are calculated by reference to the average daily net assets of Advisor Shares held by shareholders who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the per annum limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a distribution plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

EXPENSES


Schroder Capital and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund. This undertaking is designed to place a maximum limit on total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares of 2.00% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum agrees to waive, up to 0.025%, a pro rata portion to the extent necessary to keep the total expense ratio for the Schroder International Smaller Companies Fund, including indirect expenses borne by the Fund as a result of investing in the Core Portfolio, at or below 1.50% of average daily net assets in the Fund.

PORTFOLIO TRANSACTIONS

Schroder Capital places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by Schroder Capital in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when Schroder Capital believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, Schroder Capital may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder Capital, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between Schroder Capital and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by Core Trust's Board designed to ensure that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive such brokerage in recognition of research services.


Consistent with the Rules of the Association of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Core Trust Board may determine, Schroder Capital may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.


Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These are arrangements whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels. These arrangements might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). As anticipated, these arrangements would not materially increase the brokerage commissions paid by the Portfolio.

CODE OF ETHICS

The Trust, Core Trust, Schroder Capital, Schroder Advisors, and Schroders Incorporated have adopted codes of ethics that contain a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES


Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent ("Transfer Agent"). See "Other Information -- Shareholder Inquiries." Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Such Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.


Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $25,000, except that the minimum initial investment for an IRA is $2,000. The minimum subsequent investment is $2,000. Schroder Capital reserves the right to waive the minimum initial investment at its discretion. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.


Initial and subsequent purchases may be made by mailing a check (in U.S. dollars), payable to "Schroder International Smaller Companies Fund", to:


          Schroder International Smaller Companies Fund
          P.O. Box 446
          Portland, Maine 04112


For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:


          Chase Manhattan Bank
          New York, NY
          ABA No.: 021000021
          For Credit To: Forum Financial Corp.
          Acct. No.: 910-2-718187
          Ref.: Schroder International Smaller Companies Fund - Advisor Shares Account of: (shareholder name)
          Account Number: (shareholder account number)


The wire order must specify the name of the Fund, the Investor Shares class, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.


For each shareholder of record, the Transfer Agent, as the shareholder's agent, establishes an open account to which all Shares purchased are credited, together with any dividends and other distributions that are reinvested in additional Shares. Although most shareholders elect not to receive Share certificates, certificates for full Shares can be obtained by specific written request to the Transfer Agent. No certificates are issued for fractional Shares.


The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and capital gains will be reinvested. In addition, the amount of any outstanding checks for dividends and capital gains that have been returned to the Transfer Agent will be reinvested and such checks will be canceled.


RETIREMENT PLANS

Shares of the Fund are offered in connection with tax-deferred retirement plans. Applications forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

INDIVIDUAL RETIREMENT ACCOUNTS


The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $25,000. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals who receive compensation or earned income and their spouses, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.


REDEMPTION OF SHARES


Shares of the Fund are redeemed at their next determined net asset value following receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. See "Net Asset Value." Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each day Fund

Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) on a Fund Business Day will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.


BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the Account Information telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, the shareholder account number and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that such instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.


WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation, may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the Account Information telephone number appearing on the cover of this Prospectus.


If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates, or an assignment separate from the certificates (but accompanied by the certificates), must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.


ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.


The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.


If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of Portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash, in conformity with applicable rules of the SEC. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information -- Redemption in Kind" in the SAI.


The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.


Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account fell below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.


NET ASSET VALUE


The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.


Generally, securities held by the Portfolio that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Core Trust Board.


Trading in securities on European and Far Eastern exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Core Trust Board.


All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


THE FUND


The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. By complying therewith, the Fund will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of its share of the Portfolio's net investment income, net short-term capital gain and gain from certain foreign currency transactions) and net long-term capital gain that is distributed to its shareholders. The Fund intends to distribute substantially all of its net investment income and its net realized long-term capital gain at least annually and, therefore, intends not to be subject to Federal income tax.


If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit ( or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund makes such an election its shareholders would include as gross income in their Federal income tax returns both distributions received from the Fund and the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from, dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income. The Fund intends to declare annually and pay as a dividend substantially all of its net investment income and net short-term capital gain and to distribute annually any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net realized gains from foreign currency transactions. The Fund also may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain. Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application, or otherwise in writing, to receive distributions in cash.


After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.


Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of any 12b-1 fees and other compensation payable to Service Organizations for distribution assistance and shareholder servicing for the Advisor Shares.


Dividends from the Fund's taxable income generally will be taxable to its shareholders as ordinary income whether they are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain designated by the Fund as such will be taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the Shares and whether they are invested in additional Shares or received in cash. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

As of the date of this Prospectus, and subject to changes in the tax law, a redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.


The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisors as to the tax consequences of ownership of Shares in their particular circumstances.


The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information.


THE PORTFOLIO


The Portfolio will not be required to pay Federal income tax on its net investment income and capital foreign currency gains because it is classified as a partnership for Federal income tax purposes. All interest, dividends and gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to its holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.


The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a RIC. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income or other taxes, which will reduce the yield on its securities.


OTHER INFORMATION

CAPITALIZATION AND VOTING


The Trust was organized as a Maryland corporation ("Schroder Capital Funds, Inc.") on July 30, 1969 and on January 9, 1996 was reorganized as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of seven separate portfolios, each of which has separate investment objectives and policies. The Fund currently consists of two classes of Shares.


Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ. Shares are fully paid and non-assessable, and shareholders have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). On matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests, of the Fund or the class of shares they hold, except as otherwise required by applicable law.


There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee, and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote.


From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS


The Trust sends to each shareholder of the Fund a semi-annual report and an audited annual report.

PERFORMANCE INFORMATION


The Fund may, from time to time include quotations of its total return in advertisements or reports to shareholders or prospective investors. Total return is calculated separately for each class of the Fund. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a class of Shares over a period of 1, 5 and 10 years or over the life of the Fund, if shorter. Total return quotations assume that all dividends and other distributions are reinvested when paid.


Performance information for the Fund may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, other general economic indicators, or the prior performance of the Adviser (SEE Appendix A). Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


Performance information for the Fund represents only past performance and does not necessarily indicate future results. Performance information should be considered in light of the Fund's investment objective and policies, and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the SAI.


CUSTODIAN AND TRANSFER AGENT


The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.


SHAREHOLDER INQUIRIES


Inquiries about the Fund, including its past performance, should be directed to:


          Schroder International Smaller Companies Fund
          P.O. Box 446
          Portland, Maine 04112

Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

CERTAIN SERVICE ORGANIZATIONS

The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE


CLASSES OF SHARES. The Fund has two classes of shares, Advisor Shares and Investor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Investor Shares incur less expenses than Advisor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.


THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in September 1995. Core Trust is registered under the Act as an open-end management investment company and currently has four separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust.


The investment objective and fundamental investment policies of the Fund and the Portfolio can be changed only with shareholder or interestholder approval, respectively. See "Investment Objective and Policies," and "Management of the Fund" for a complete description of the Portfolio's investment objective, policies, restrictions, management, and expenses.


The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of November 1, 1996, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.


The Portfolio normally will not hold meetings of investors except as required by the Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.


The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Core Trust by calling Forum Financial Corp. at (207) 879-8903.


Under the federal securities laws, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Core Trust, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other future publicly offered investors in the Portfolio. In addition, under the federal securities laws, Core Trust could be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Core Trust, including the Fund. Under the Trust Instrument for Core Trust, each investor in the Portfolio, including the Trust, will indemnify Core Trust and its Trustees and officers ("Core Trust Indemnitees") against certain claims.


Indemnified claims are those brought against Core Trust Indemnitees but based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials, except to the extent such claim is based on a misstatement or omission of a material fact relating to information about Core Trust in the investor's registration statement or proxy materials that was supplied to the investor by Core Trust. Similarly, Core Trust will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Core Trust that is supplied to the investor by Core Trust. In addition, each registered investment company investor in the Portfolio will indemnify each Core Trust Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Core Trust to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Core Trust, its liability is similarly limited to information about and supplied by it.


CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.


The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by Schroder Capital the Fund's investment adviser and subadviser, respectively, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Schroder Capital to manage the Fund's assets, could have a significant impact on shareholders of the Fund.


Each Investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations, the occurrence of which Schroder Capital considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

APPENDIX A
PRIOR PERFORMANCE OF THE ADVISER


The following table sets forth the Adviser's composite performance data relating to the historical performance of a commingled investment fund for tax-exempt pension and profit sharing trusts which is managed by the Adviser and is the only account managed by the Adviser with investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The commingled fund commenced operations in May, 1989, and as of September 30, 1996, had total net assets of approximately $980 million. THE DATA IS PROVIDED TO ILLUSTRATE THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AS MEASURED AGAINST SPECIFIED MARKET INDICES AND DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO. INVESTORS SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE PORTFOLIO, THE FUND OR THE ADVISER.


The Adviser's composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), respectively applied to all time periods. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns do not reflect the deduction of investment advisory fees, custody fees, brokerage commissions and execution costs paid by the account, without provision for federal or state taxes. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns combine the accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighting each account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by linking the monthly and quarterly returns, respectively, in accordance with AIMR standards.


The commingled investment fund that is included in the Adviser's composite is not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or the Internal Revenue Code. The performance results for the Adviser's composite could have been adversely affected if the commingled investment fund had been subject to such regulation.


The investment results of the commingled investment fund are audited annually. Presenting the performance of such fund here is not intended to predict or suggest the returns that might be experienced by the Portfolio, the Fund or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

ANNUAL RATES OF RETURN

                           1/1/96-                                                         5/31/89-
                           9/30/96    1995     1994     1993     1992     1991     1990    12/31/89
                           -------- -------- -------- -------- -------- --------  -------- --------
Adviser's Composite         13.6%     6.2%      4.4%    30.0%   -9.3%    8.4%      -2.3%     36.8%

Salomon Brothers             7.7%     4.8%      9.4%    30.7%  -15.3%    6.5%     -22.6%     24.9%
Extended Market Index (1)



(1) The Salomon Brothers Extended Market Index ("EMI") is the portion of the Salomon Brothers Broad Market Index ("BMI") related to companies with small market capitalization in approximately 22 countries. Only issues that non-local investors may purchase are included. In establishing the EMI, Salomon Brothers ranks all companies in the BMI (i.e., companies with available market capital greater than U.S. $100 million) within each country by their total (unadjusted) market capital. The EMI represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

SUB-ADMINISTRATOR
Forum Financial Services, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

INDEPENDENT ACCOUNTANTS
L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents


PROSPECTUS SUMMARY . . . . . . . . . . . . . . . . . .
The Fund . . . . . . . . . . . . . . . . . . . . . . .
Investment Adviser . . . . . . . . . . . . . . . . . .
Administrator and Distributor. . . . . . . . . . . . .
Purchases and Redemptions of Shares. . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . .
Risk Considerations. . . . . . . . . . . . . . . . . .
Fee Table. . . . . . . . . . . . . . . . . . . . . . .
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . .
INVESTMENT OBJECTIVE
 AND POLICIES. . . . . . . . . . . . . . . . . . . . .
Investment Objective and the Portfolio . . . . . . . .
Investment Policies. . . . . . . . . . . . . . . . . .
ADDITIONAL INVESTMENT POLICIES
 AND RISK CONSIDERATIONS . . . . . . . . . . . . . . .
Investment Restrictions. . . . . . . . . . . . . . . .
Investment Types . . . . . . . . . . . . . . . . . . .
Risk Considerations. . . . . . . . . . . . . . . . . .
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . .
Board of Trustees. . . . . . . . . . . . . . . . . . .
Investment Adviser and Portfolio Manager . . . . . . .
Administrative Services. . . . . . . . . . . . . . . .
Distribution Plan and Shareholder Services Plan. . . .
Expenses . . . . . . . . . . . . . . . . . . . . . . .
Portfolio Transactions
Code of Ethics . . . . . . . . . . . . . . . . . . . .
INVESTMENT IN THE FUND . . . . . . . . . . . . . . . .
Purchase of Shares . . . . . . . . . . . . . . . . . .
Retirement Plans . . . . . . . . . . . . . . . . . . .
Individual Retirement Accounts . . . . . . . . . . . .
Redemption of Shares . . . . . . . . . . . . . . . . .
Net Asset Value. . . . . . . . . . . . . . . . . . . .
DIVIDENDS, OTHER DISTRIBUTIONS
 AND TAXES . . . . . . . . . . . . . . . . . . . . . .
The Fund . . . . . . . . . . . . . . . . . . . . . . .
The Portfolio. . . . . . . . . . . . . . . . . . . . .
OTHER INFORMATION. . . . . . . . . . . . . . . . . . .
Capitalization and Voting. . . . . . . . . . . . . . .
Reports. . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . .
Custodian and Transfer Agent . . . . . . . . . . . . .
Shareholder Inquires . . . . . . . . . . . . . . . . .
Certain Service Organization . . . . . . . . . . . . .
Fund Structure . . . . . . . . . . . . . . . . . . . .

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND


--------------------------------------------------------------------------------
Two Portland Square, Portland, Maine 04101   Fund Literature:    (800) 290-9826
Adviser Information:     (800) 730-2932 Account Information:     (800) 344-8332
General Information:     (207) 879-8903 Fax: (207) 879-6206



  SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - PORTFOLIO INVESTMENT ADVISER
            SCHRODER FUND ADVISORS INC. - ADMINISTRATOR & DISTRIBUTOR


This Prospectus offers Investor Shares of Schroder International Smaller Companies Fund (the "Fund"), a separately managed, diversified portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end, management, investment company currently consisting of seven separate portfolios, each of which has different investment objectives and policies. The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the United States. There can be no assurance that the Fund will achieve its investment objective.


THE FUND CURRENTLY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY HOLDING, AS ITS ONLY INVESTMENT SECURITIES, AN INTEREST IN SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO (THE "PORTFOLIO"), A SEPARATE PORTFOLIO OF SCHRODER CAPITAL FUNDS ("CORE TRUST"), A REGISTERED OPEN-END, MANAGEMENT, INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. ACCORDINGLY, THE FUND'S INVESTMENT EXPERIENCE WILL CORRESPOND DIRECTLY WITH THE PORTFOLIO'S INVESTMENT EXPERIENCE. SEE "OTHER INFORMATION -- FUND STRUCTURE." THE PORTFOLIO SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING, UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF COMPANIES DOMICILED OUTSIDE THE U.S. THAT, AT THE TIME OF PURCHASE, HAVE MARKET CAPITALIZATIONS OF $1.5 BILLION OR LESS. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS IN ADDITION TO THE RISKS ASSOCIATED WITH INVESTMENTS IN GENERAL AND INVESTMENTS IN SMALLER CAPITALIZATION COMPANIES INVOLVE GREATER RISKS THAN THOSE ASSOCIATED WITH INVESTMENTS IN LARGER CAPITALIZATION COMPANIES.


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI") dated November 1, 1996, and as amended from time to time, containing additional information about the Fund, the Trust and Core Trust has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling the Fund at the address and telephone numbers printed above.


This Prospectus should be read and retained for information about the Fund.


THE SHARES OFFERED HEREBY ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, OR ANY FEDERAL AGENCY.

ANY INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus is dated November 1, 1996.

PROSPECTUS SUMMARY


THE FUND. The Fund is a separately managed, diversified portfolio of the Trust, a Delaware business trust registered as an open-end, management, investment company under the Investment Company Act of 1940 (the "Act"). The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the U.S. Currently, the Fund seeks to achieve its investment objective by investing all of its investable assets in Schroder International Smaller Companies Portfolio ("the "Portfolio"), a series of Core Trust, itself a registered open-end, management, investment company. The Portfolio has the same investment objective and substantially similar investment policies as the Fund. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. The Fund currently offers two separate classes of shares: Advisor Shares and Investor shares. Only Investor Shares are offered through this Prospectus and are sometimes referred to as the "Shares."


INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("Schroder Capital" or the "Adviser"), 787 Seventh Avenue, New York, New York 10019. The investment advisory fee paid to Schroder Capital by the Portfolio is borne indirectly by the Fund. See "Management of the Fund -- Investment Adviser and Portfolio Manager." Prior to November 1, 1996, the Fund had no operating history. The historical performance of the Adviser's commingled investment fund for tax-exempt pension and profit sharing trusts which has substantially similar policies, strategies and risks, managed by Schroder Capital, the portfolio manager of the Portfolio, is presented in Appendix A.


ADMINISTRATOR AND DISTRIBUTOR. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund and Forum Financial Services, Inc. ("Forum") serves as the Fund's sub-administrator.


PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire or through an investor's broker-dealer or other financial institution. The minimum initial investment is $100,000, except that the minimum for an Individual Retirement Account ("IRA") is $25,000. There is no minimum amount for subsequent investments. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."


DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund declares annually and pays as a dividend substantially all of its net investment income and realized net short-term capital gain, and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless the shareholder has notified the Fund in an Account Application or otherwise in writing of the shareholder's election to receive dividends or other distributions in cash. See "Dividends, Other Distributions and Taxes."


RISK CONSIDERATIONS. There can be no assurance that the Portfolio will achieve its investment objective. The Fund's net asset value and total return will fluctuate based upon changes in the value of the securities in which the Portfolio invests so that upon redemption, an investment in the Fund may be worth more or less than its original value. The Portfolio's policy of investing in the securities of foreign issuers entails certain risks in addition to those normally associated with investments in the securities of U.S. issuers, including risks of foreign political and economic instability, adverse movements in exchange rates, and the imposition or tightening of limitations on the repatriation of capital. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies. Accordingly, the Fund is not a complete investment program. See "Additional Investment Policies and Risk Considerations." By investing solely in the Portfolio, the Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment could also have potential adverse effects on the Fund. Investors in the Fund should consider these risks, as described under "Other Information - Fund Structure."


FEE TABLE


     The table below is intended to assist investors in understanding the expenses that an investor in Investor Shares would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares.


Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees(1). . . . . . . . . . . . . . . . . . . . . . . . .  1.00%
     12b-1 Fees(2) . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.00%
     Other Expenses(3) . . . . . . . . . . . . . . . . . . . . . . . . .  0.50%
     Total Fund Operating Expenses (after reimbursements)(4) . . . . . .  1.50%


     (1) Management Fees include the investment advisory fee of 0.75% payable to Schroder Capital and administrative fees of 0.25% payable to Schroder Advisors. As long as the Fund's assets are invested in the Portfolio, the Fund pays no advisory fees directly. See "Management". For its services with respect to the Portfolio, the Investment Advisory Agreement between Schroder Capital and the Trust provides that Schroder Capital will receive a monthly advisory fee at the annual rate of 0.85% of the Portfolio's average daily net assets. Schroder Capital has agreed, however, to limit its fee to an annual rate of 0.75% of the Portfolio's average daily net assets. Such partial fee waiver shall remain in effect until its elimination is approved by the Core Trust Board.


     (2) The Fund has adopted a distribution plan, pursuant to rule 12b-1 under the 1940 Act which authorizes payment of up to 0.50% of the Fund's average daily net assets attributable to Investor Shares. Although the Fund currently does not pay 12b-1 fees, the Board in the future may authorize payment of these fees. See "Distribution Plan and Shareholder Services Plan" below.




     (3) The amount of Other Expenses is an estimate of expenses relating to Investor Shares for the Fund's first fiscal year assuming that net assets of the Fund are at least $50 million.


     (4) Total Fund Operating Expenses include the Fund's pro rata portion of all operating expenses of the Portfolio. The Fund estimates that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in portfolio securities.


Schroder Capital and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund to the extent that the Fund's total expenses relating to Investor Shares exceed 1.50% of the Fund's average net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management -- Other Expenses."


EXAMPLE

Based on the expenses listed above, you would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) reinvestment of all dividends and other distributions:

                      1  year. . . . . . . . . . . .  $15
                      3  years . . . . . . . . . . .  $47
                      5  year. . . . . . . . . . . .  $82
                     10  years . . . . . . . . . . . $179



The 5% annual return is not a prediction of the Fund's return, but is required by the SEC for purposes of these calculations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS, AND ACTUAL EXPENSES OR RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.

INVESTMENT OBJECTIVE AND POLICIES


The Fund is designed for U.S. investors who seek capital appreciation and international diversification of their investments by participating in foreign securities markets. The Fund is not a complete investment program. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies and investments in the securities of foreign issuers generally involve risks in addition to risks associated with investments in the securities of U.S. issuers.


INVESTMENT OBJECTIVE AND THE PORTFOLIO


The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the United States. There can be no assurance that the Fund will achieve its investment objective.


The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar investment policies. Therefore, although the following discusses the investment policies of the Portfolio (and the responsibilities of Core Trust Board), it applies equally to the Fund (and the Trust's Board of Trustees). Additional information concerning the investment policies of the Fund and the Portfolio is contained below and in the Statement of Additional Information ("SAI").


INVESTMENT POLICIES


The Portfolio normally invests at least 65% of its total assets in equity securities of companies domiciled outside the United States that have market capitalizations under $1.5 billion at the time of investment. Investments by the Portfolio are selected by Schroder Capital on the basis of their potential for capital appreciation without regard for current income. Schroder Capital will consider the following factors in determining the potential for capital appreciation: (i) issuers' potential for long-term growth; (ii) issuers' financial conditions; (iii) valuation; (iv) issuers' sensitivity to cyclical factors; and (v) whether issuers' management holds a significant equity position in the issuer.


The Portfolio may purchase preferred stock and convertible securities, including warrants and convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts, Global Depository Receipts or other similar securities of foreign issuers. Depository receipts typically are receipts issued by a financial institution or trust company evidencing ownership of underlying securities. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S.

Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash and time deposits in foreign banks denominated in any major foreign currency. See "Additional Investment Policies and Risk Considerations" in the Prospectus and "Investment Policies" in the SAI for further information about all these types of investments.


Countries in which the Portfolio may invest include, but are not limited to, Japan, Germany, the United Kingdom, France, Italy, Belgium, Austria, Finland, Ireland, New Zealand, Switzerland, the Netherlands, Hong Kong, Singapore, Malaysia, Australia, Sweden, Norway, Denmark and Spain. The Portfolio has a non-fundamental policy to invest in the securities of foreign issuers domiciled in at least three foreign countries. In general, the Portfolio will invest only in securities of companies and governments in countries that Schroder Capital, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers located in one country, the Portfolio may be susceptible to factors adversely affecting that country. See "Additional Investment Policies and Risk Considerations."


In selecting securities denominated in foreign currencies, Schroder Capital will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Portfolio of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Portfolio may also enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. See "Additional Investment Policies and Risk Considerations" below.


ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

INVESTMENT RESTRICTIONS


The investment objective and all investment policies of the Fund and the Portfolio that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund or the Portfolio "(shares"), as applicable. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares.

Unless otherwise indicated, all investment policies of the Fund are not fundamental and may be changed by the Trust Board without approval of the shareholders of the Fund. Likewise, non-fundamental investment policies of the Portfolio may be changed by the Core Trust Board without approval of the Portfolio's interest holders. For more information concerning shareholder / interestholder voting, see "Other Information -- Capitalization and Voting" and "Other Information -- Fund Structure."

INVESTMENT TYPES


COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in a company and not a creditor of the company, as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.


The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if, more than 2% of its net assets would be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. These limitations notwithstanding, the Portfolio shall not be prohibited from receiving warrants obtained involuntarily through corporate actions of foreign issuers in connection with stock of such issuers held by the Portfolio.


REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller - a U.S. bank or recognized broker-dealer - sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio 's cost plus interest within a specified period (normally one day). In these transactions, the values of the underlying securities purchased by the Portfolio are monitored at all times by Schroder Capital to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement, and the Portfolio 's custodian bank holds the securities until they are repurchased. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risks, Schroder Capital reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

ILLIQUID AND RESTRICTED SECURITIES. As a non-fundamental policy, the Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the "in the money" portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended. If Schroder Capital determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies - Illiquid and Restricted Securities" in the SAI for further information.


LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions, if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio 's total assets. By so doing, the Portfolio attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.


The Portfolio may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained as collateral by the Portfolio in a segregated account. Any securities that the Portfolio may receive as collateral will not become a part of its portfolio at the time of the loan, and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time that the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees.

OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments". In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the portfolio's securities, and thus protect the Fund's net asset value per share against downward market trends, or
(2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of Schroder Capital to correctly predict the direction of stock prices, interests rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.


SHORT SALES AGAINST-THE-BOX. The Portfolio may not sell securities short except in "short sales against-the-box". For Federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box" and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. Such short sales are subject to the limits described under "Fundamental Restrictions" above. See "Short Sales Against-the-Box" in the SAI for further details.


DEPOSITORY RECEIPTS. The Portfolio may invest in certain issuers exclusively or primarily through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs") or other similar securities, such as European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs") or through investment in government-approved investment companies or other vehicles. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities, into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. EDRs, GDRs and IDRs are similar to ADRs and are designed for use in foreign markets.

FOREIGN EXCHANGE CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.


The Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The
Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder Capital fails to predict currency values correctly.


The Portfolio will be required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income will be received and realized in foreign currencies; a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.


WHEN, AS AND IF ISSUED SECURITIES. The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Portfolio will have lost an investment opportunity. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.


DEBT SECURITIES. The Portfolio may also invest in debt obligations of the United States and its subdivisions, foreign governments, international organizations and foreign corporations. The Portfolio may from time to time invest up to 5% of its total assets in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. The value of debt securities generally varies inversely with interest rate changes. See "Additional Investment Policies and Risk Considerations."


RISK CONSIDERATIONS


FOREIGN INVESTMENTS. All investments, domestic and foreign, involve certain risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. In general, the Portfolio will invest only in securities of companies and governments in countries that Schroder Capital, in its judgment, considers both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital and changes in foreign governmental attitudes towards private investment possibly leading to nationalization, increased taxation or confiscation of Portfolio assets. To the extent the Portfolio invests substantially in issuers located in one country or area, such investments may be subject to greater risk in the event of political or social instability or adverse economic developments affecting that country or area.


Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio, and thus available for distribution to the Fund's, shareholders; (ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iv) foreign securities often trade less frequently and with less volume than U.S. securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.






CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline in the value of currencies in which the Portfolio's investments are denominated against the U.S. dollar will result in a corresponding decline in the U.S. dollar value of its assets


SMALLER COMPANIES. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, consequently, generally has a disproportionate effect on their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.


Investments in small, unseasoned issuers generally involve greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel which have not been thoroughly tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities, which the Portfolio may purchase when they are offered to the public for the first time, may have a limited trading market, which may adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. See "Investment Policies" above. To the extent it invests in issuers located in one country, the Portfolio is susceptible to factors adversely affecting that country. In particular, these factors may include the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable portfolio having a lesser degree of geographic concentration.


PORTFOLIO TURNOVER. Although the Portfolio does not currently intend to do so, it may in the future engage in short-term trading, but its portfolio turnover rate is not expected to exceed 100%.


MANAGEMENT OF THE FUND

BOARDS OF TRUSTEES


The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Core Trust Board. The Trustees of both Trust and Core Trust (collectively the "Trusts") are Peter E. Guernsey, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. Additional information regarding the Trustees and the respective executive officers of the Trusts may be found in the SAI under the heading "Management -- Trustees and Officers." The Trust Board and the Core Trust Board have separately adopted written procedures reasonably appropriate to deal with potential conflicts of interest.


INVESTMENT ADVISER AND PORTFOLIO MANAGER


The Fund currently invests all of its investment assets in the Portfolio. Schroder Capital serves as investment adviser to the Portfolio. Schroder Capital manages the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises and administers the Portfolio's investments. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services provided to the Portfolio, Schroder Capital receives a monthly advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. The Fund indirectly bears Schroder Capital's advisory fees through its investment in the Portfolio. The Investment Advisory Agreement between Schroder Capital and the Trust provides that Schroder Capital may receive a monthly advisory fee at the annual rate of 0.85% of the Portfolio's average daily net assets. Schroder Capital has agreed, however, to limit its fee to an annual rate of 0.75% of such assets. Such partial fee waiver shall remain in effect until its elimination is approved by the Core Trust Board.


Schroder Capital is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. subsidiary of Schroders plc, a publicly owned company organized under the laws of England. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries world-wide. The Schroder Group specializes in providing investment management services with assets under management as of June 30, 1996, in excess of $130 billion.


As of the date of this Prospectus, Schroder Capital has been investing in international small companies as a specialist area for over 20 years and has 14 analysts dedicated to following small company stock. Schroders' analysts maintain contact with over 1,500 small companies in a typical year and conduct over 900 exclusive on-site company visits.


Laura Luckyn-Malone, a Trustee and President of the Trusts, with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Luckyn-Malone has been a Managing Director of Schroder Capital since October 1995 and has been a Senior Vice President and Director of Schroder Capital since 1990.


The Fund began pursuing its investment objective through investment in the Portfolio upon commencement of operations. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information -- Fund Structure." Accordingly, the Trust has retained Schroder Capital as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. Schroder Capital does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. If the Fund resumes directly investing in portfolio securities, it will pay Schroder Capital a monthly advisory fee equal on an annual basis to 0.75% of the Fund's average daily net assets. The investment advisory contract between Schroder Capital and the Trust with respect to the Fund is the same in all material respects as Core Trust's Investment Advisory Contract with respect to the portfolios, except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the contract.

ADMINISTRATIVE SERVICES


On behalf of the Fund, the Trust has entered into an administrative services agreement with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. Schroder Advisors is a wholly-owned subsidiary of Schroder Capital. On behalf of the Fund, the Trust has also entered into an administrative services agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the administrative services provided to the Fund by Schroder Capital. For these services, the Fund pays Schroder Advisors a monthly fee at the rate of of 0.10% of the Fund's average daily net assets and pays Forum a monthly fee at an annual rate of 0.075% of the Fund's average daily net assets.


Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at an annual rate of 0.15% and pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets.


DISTRIBUTION PLAN


Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds. Under a distribution plan, pursuant to Rule 12b-1 under the Act (the "Distribution Plan") adopted by the Trust on behalf of the Fund, which is in the form of a reimbursement plan, the Trust each month may potentially reimburse Schroder Advisors, as distributor, for costs and expenses incurred in connection with the distribution of Investor Shares. Such reimbursement is subject to a limit on an annual basis to 0.50% of the Fund's average daily net assets attributable to Investor Shares. The Fund will not make any payments under the Distribution Plan with respect to Investor Shares until the Board so authorizes.


Payment or reimbursement under the Distribution Plan may be for various types of costs, including: (1) advertising expenses, (2) costs of printing prospectuses and other materials to be given or sent to prospective investors, (3) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Investor Shares, (4) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Investor Shares, and (5) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to Service Organizations under the Distribution Plan are calculated by reference to the average daily net assets of

Investor Shares held by shareholders who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the per annum limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Investor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.






EXPENSES


Schroder Capital and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund.

This undertaking is designed to place a maximum limit on total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares of 1.50% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum agrees to waive, up to 0.025%, a pro rate portion of its fees at the Fund level to the extent necessary to keep the total expense ratio for the Schroder International Smaller Companies Fund, including indirect expenses borne by the Fund as a result of investing in the Core Portfolio, at or below 1.50% of average daily net assets in the Fund.


PORTFOLIO TRANSACTIONS


Schroder Capital places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by Schroder Capital in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when Schroder Capital believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.


Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, Schroder Capital may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder Capital, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between Schroder Capital and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by Core Trust Board designed to ensure that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive such brokerage in recognition of research services.


Consistent with the Rules of the Association of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Core Trust Board may determine, Schroder Capital may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These are arrangements whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels. These arrangements might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). As anticipated, these arrangements would not materially increase the brokerage commissions paid by the Portfolio.


CODE OF ETHICS


The Trust, Core Trust, Schroder Capital, Schroder Advisors, and Schroders Incorporated have adopted codes of ethics that contain a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.


INVESTMENT IN THE FUND

PURCHASE OF SHARES


Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent ("Transfer Agent"). See "Other Information -- Shareholder Inquiries." Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Such Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.


Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $100,000, except that the minimum for an IRA is $25,000. There is no minimum amount for subsequent investments. Schroder
Capital reserves the right to waive the minimum initial investment at its discretion. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.


Initial and subsequent purchases may be made by mailing a check (in U.S. dollars), payable to "Schroder International Smaller Companies Fund", to:


          Schroder International Smaller Companies Fund
          P.O. Box 446
          Portland, Maine 04112

For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.



Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:


          Chase Manhattan Bank
          New York, NY
          ABA No.: 021000021
          For Credit To: Forum Financial Corp.
          Acct. No.: 910-2-718187
          Ref.: Schroder International Smaller Companies Fund - Investor Shares Account of: (shareholder name)
          Account Number: (shareholder account number)


The wire order must specify the name of the Fund, the Investor Shares class, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.


For each shareholder of record, the Fund's Transfer Agent, as the shareholder's agent, establishes an open account to which all shares purchased are credited, together with any dividends and capital gain distributions that are reinvested in additional shares. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.


The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and capital gains will be reinvested. In addition, the amount of any outstanding checks for dividends and capital gains that have been returned to the Transfer Agent will be reinvested and such checks will be canceled.

RETIREMENT PLANS

Shares of the Fund are offered in connection with tax-deferred retirement plans. Applications forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.


INDIVIDUAL RETIREMENT ACCOUNTS


The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $25,000. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals who receive compensation or earned income and their spouses, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.



REDEMPTION OF SHARES


Shares of the Fund are redeemed at their next determined net asset value following receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. See "Net Asset Value." Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) on a Fund Business Day will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.


BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the Account Information telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that such instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.


WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the Account Information telephone number appearing on the cover of this Prospectus.


If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates, or an assignment separate from the certificates (but accompanied by the certificates), must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.


ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.


The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash, in conformity with applicable rules of the SEC. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information -- Redemption in Kind" in the SAI.


The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.


Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account fell below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.


NET ASSET VALUE


The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.


Generally, securities held by the Portfolio that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Core Trust Board.


Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading.

Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Core Trust Board.


All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


THE FUND


The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. By complying therewith, the Fund will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of its share of the Portfolio's net investment income, net short-term capital gain and gain from certain foreign currency transactions) and net long-term capital gain that is distributed to its shareholders. The Fund intends to distribute substantially all of its net investment income and its net realized long-term capital gain at least annually and, therefore, intends not to be subject to Federal income tax.


If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit ( or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund makes such an election its shareholders would include as gross income in their Federal income tax returns both distributions received from the Fund and the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from, dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income. The Fund intends to declare annually and pay as a dividend substantially all of its net investment income and net short-term capital gain and to distribute annually any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net realized gains from foreign currency transactions. The Fund also may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain. Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the Account Application, or otherwise in writing, to receive distributions in cash.

After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.


Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of any 12b-1 fees and other compensation payable to Service Organizations for distribution assistance and shareholder servicing for the Advisor Shares.


Dividends from the Fund's taxable income generally will be taxable to its shareholders as ordinary income whether they are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain designated by the Fund as such will be taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the Shares and whether they are invested in additional Shares or received in cash. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.






As of the date of this Prospectus, and subject to changes in the tax law, a redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.


The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the

Fund may also be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisors as to the tax consequences of ownership of Shares in their particular circumstances.


The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information.


THE PORTFOLIO


The Portfolio will not be required to pay Federal income tax on its net investment income and capital foreign currency gains because it is classified as a partnership for Federal income tax purposes. All interest, dividends and gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to its holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.


The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a RIC. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income or other taxes, which will reduce the yield on its securities.


OTHER INFORMATION

CAPITALIZATION AND VOTING


The Trust was organized as a Maryland corporation ("Schroder Capital Funds, Inc.") on July 30, 1969 and on January 9, 1996 was reorganized as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of seven separate portfolios, each of which has separate investment objectives and policies. The Fund currently consists of two classes of Shares.


Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ. Shares are fully paid and non-assessable, and have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). On matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.


There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote.


From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS


The Trust sends to each shareholder of the Fund a semi-annual report and an audited annual report.


PERFORMANCE INFORMATION


The Fund may, from time to time include quotations of its total return in advertisements or reports to shareholders or prospective investors. The return is calculated separately for each class of the Fund. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a class of Shares over a period of 1, 5 and 10 years or over the life of the Fund, if shorter. Total return quotations assume that all dividends and other distributions are reinvested when paid.


Performance information for the Fund may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, other general economic indicators, or the prior performance of the Adviser (SEE Appendix A). Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


Performance information for the Fund represents only past performance and does not necessarily indicate future results. Performance information should be considered in light of the Fund's investment objective and policies, and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the SAI.


CUSTODIAN AND TRANSFER AGENT


The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.


SHAREHOLDER INQUIRIES


Inquiries about the Fund, including its past performance, should be directed to:


          Schroder International Smaller Companies Fund
          P.O. Box 446
          Portland, Maine 04112

Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

CERTAIN SERVICE ORGANIZATIONS

The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE


CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.


THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in September 1995. Core Trust is registered under the Act as an open-end management investment company and currently has four separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust.


The investment objective and fundamental investment policies of the Fund and the Portfolio can be changed only with shareholder or interestholder approval, respectively. See "Investment Objective and Policies," and "Management of the Fund" for a complete description of the Portfolio's investment objective, policies, restrictions, management, and expenses.


The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of November 1, 1996, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.


The Portfolio normally will not hold meetings of investors except as required by the Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.


The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Core Trust by calling Forum Financial Corp. at (207) 879-8903.


Under the federal securities laws, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Core Trust, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other future publicly offered investors in the Portfolio. In addition, under the federal securities laws, Core Trust could be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Core Trust, including the Fund. Under the Trust Instrument for Core Trust, each investor in the Portfolio, including the Trust, will indemnify Core Trust and its Trustees and officers ("Core Trust Indemnitees") against certain claims.


Indemnified claims are those brought against Core Trust Indemnitees but based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials, except to the extent such claim is based on a misstatement or omission of a material fact relating to information about Core Trust in the investor's registration statement or proxy materials that was supplied to the investor by Core Trust. Similarly, Core Trust will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Core Trust that is supplied to the investor by Core Trust. In addition, each registered investment company investor in the Portfolio will indemnify each Core Trust Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Core Trust to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Core Trust, its liability is similarly limited to information about and supplied by it.


CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.


The Fund may withdraw its entire investment from the Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by Schroder Capital, the Fund's investment adviser and subadviser, respectively, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Schroder Capital to manage the Fund's assets, could have a significant impact on shareholders of the Fund.


Each Investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations, the occurrence of which Schroder Capital considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

APPENDIX A
PRIOR PERFORMANCE OF THE ADVISER


The following table sets forth the Adviser's composite performance data relating to the historical performance of a commingled investment fund for tax-exempt pension and profit sharing trusts which is managed by the Adviser and is the only account managed by the Adviser with investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The commingled fund commenced operations in May, 1989, and as of September 30, 1996, had total net assets of approximately $980 million. THE DATA IS PROVIDED TO ILLUSTRATE THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AS MEASURED AGAINST SPECIFIED MARKET INDICES AND DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO. INVESTORS SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE PORTFOLIO,OF THE FUND OR OF THE ADVISER.


The Adviser's composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), respectively applied to all time periods. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns do not reflect the deduction of investment advisory fees, custody fees, brokerage commissions and execution costs paid by the account, without provision for federal or state taxes. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns combine the accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighting each account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by linking the monthly and quarterly returns, respectively, in accordance with AIMR standards.


The commingled investment fund that is included in the Adviser's composite is not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or the Internal Revenue Code. The performance results for the Adviser's composite could have been adversely affected if the commingled investment fund had been subject to such regulation.


The investment results of the commingled investment fund are audited annually. Presenting the performance of such fund here is not intended to predict or suggest the returns that might be experienced by the Portfolio, the Fund or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

ANNUAL RATES OF RETURN

                           1/1/96-                                                        5/31/89-
                           9/30/96    1995     1994     1993     1992     1991     1990   12/31/89
                           -------- -------- -------- -------- -------- -------- -------- --------
Adviser's Composite         13.6%      6.2%     4.4%    30.0%    -9.3%     8.4%    -2.3%    36.8%

Salomon Brothers
Extended Market Index (1)    7.7%      4.8%     9.4%    30.7%   -15.3%     6.5%   -22.6%    24.9%



(1) The Salomon Brothers Extended Market Index ("EMI") is the portion of the Salomon Brothers Broad Market Index ("BMI") related to companies with small market capitalization in approximately 22 countries. Only issues that non-local investors may purchase are included. In establishing the EMI, Salomon Brothers ranks all companies in the BMI (i.e., companies with available market capital greater than U.S. $100 million) within each country by their total (unadjusted) market capital. The EMI represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

SUB-ADMINISTRATOR
Forum Financial Services, Inc.
Two Portland Square
Portland, Maine  04101

CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112


INDEPENDENT ACCOUNTANTS
L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents


PROSPECTUS SUMMARY . . . . . . . . . . . . . . . . . .
The Fund . . . . . . . . . . . . . . . . . . . . . . .
Investment Adviser . . . . . . . . . . . . . . . . . .
Administrator and Distributor. . . . . . . . . . . . .
Purchases and Redemptions of Shares. . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . .
Risk Considerations. . . . . . . . . . . . . . . . . .
Fee Table. . . . . . . . . . . . . . . . . . . . . . .
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . .
INVESTMENT OBJECTIVE
  AND POLICIES . . . . . . . . . . . . . . . . . . . .
Investment Objective of the Portfolio. . . . . . . . .
Investment Policies. . . . . . . . . . . . . . . . . .
ADDITIONAL INVESTMENT POLICIES
  AND RISK CONSIDERATIONS. . . . . . . . . . . . . . .
Investment Restrictions. . . . . . . . . . . . . . . .
Investment Types . . . . . . . . . . . . . . . . . . .
Risk Considerations. . . . . . . . . . . . . . . . . .
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . .
Board of Trustees. . . . . . . . . . . . . . . . . . .
Investment Adviser and Portfolio Manager . . . . . . .
Administrative Services. . . . . . . . . . . . . . . .
Distribution Plan  . . . . . . . . . . . . . . . . . .
Expenses . . . . . . . . . . . . . . . . . . . . . . .
Portfolio Transactions
Code of Ethics . . . . . . . . . . . . . . . . . . . .
INVESTMENT IN THE FUND . . . . . . . . . . . . . . . .
Purchase of Shares . . . . . . . . . . . . . . . . . .
Retirement Plans . . . . . . . . . . . . . . . . . . .
Individual Retirement Accounts . . . . . . . . . . . .
Redemption of Shares . . . . . . . . . . . . . . . . .
Net Asset Value. . . . . . . . . . . . . . . . . . . .
DIVIDENDS, OTHER DISTRIBUTIONS
  AND TAXES. . . . . . . . . . . . . . . . . . . . . .
The Fund . . . . . . . . . . . . . . . . . . . . . . .
The Portfolio. . . . . . . . . . . . . . . . . . . . .
OTHER INFORMATION. . . . . . . . . . . . . . . . . . .
Capitalization and Voting. . . . . . . . . . . . . . .
Reports. . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . .
Custodian and Transfer Agent . . . . . . . . . . . . .
Shareholder Inquires . . . . . . . . . . . . . . . . .
Certain Service Organization . . . . . . . . . . . . .
Fund Structure . . . . . . . . . . . . . . . . . . . .
Appendix A . . . . . . . . . . . . . . . . . . . . . .

                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

--------------------------------------------------------------------------------

GENERAL INFORMATION:     (207) 879-8903
ACCOUNT INFORMATION:     (800) 344-8332
FAX:                     (207) 879-6206

--------------------------------------------------------------------------------

                 SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.
       - PORTFOLIO INVESTMENT ADVISER ("SCHRODER CAPITAL OR THE "ADVISER")

                           SCHRODER FUND ADVISORS INC.
              - ADMINISTRATOR AND DISTRIBUTOR ("SCHRODER ADVISORS")



                       STATEMENT OF ADDITIONAL INFORMATION


Schroder International Smaller Companies Fund (the "Fund") is a diversified, separately-managed portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of seven separate portfolios, each of which has different investment objectives and policies. Schroder International Smaller Companies Fund is described in this Statement of Additional Information ("SAI").


The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the United States. The Fund currently seeks to achieve its investment objective by holding, as its only investment securities, an interest in Schroder International Smaller Companies Portfolio (the "Portfolio"), a separate portfolio of Schroder Capital Funds ("Core Trust"), a registered open-end management investment company having the same investment objective and substantially similar investment policies as the Fund. The Portfolio will seek to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled outside the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less. Investments in foreign securities involve special risks in addition to those associated with investments in general and investments in smaller capitalization companies involve greater risks than those risks associated with investments in larger capitalization companies. There can be no assurance that the Fund will achieve its investment objective. See "The Fund - Special Risk Considerations."


Investor Shares of the Fund are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund are offered to individual investors, in most cases through Service Organizations (as defined herein). Advisor Shares incur greater expenses than Institutional Shares.


This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Fund dated November 1, 1996 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and SAI for the Fund may be obtained without charge by writing or calling the Fund at the address and information numbers printed above.


November 1, 1996


                                TABLE OF CONTENTS


     INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . .
     Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Foreign Securities. . . . . . . . . . . . . . . . . . . . . . . . . .
     Depository Receipts . . . . . . . . . . . . . . . . . . . . . . . . .
     Use of Forward Contracts in Foreign Exchange Transactions . . . . . .
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . .
     Bank Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . .
     Short-Term Debt Securities. . . . . . . . . . . . . . . . . . . . . .
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . .

     INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .

     MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Officers and Trustees . . . . . . . . . . . . . . . . . . . . . . . .
     Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrative Services . . . . . . . . . . . . . . . . . . . . . . .
     Distribution of Fund Shares . . . . . . . . . . . . . . . . . . . . .
     Service Organizations . . . . . . . . . . . . . . . . . . . . . . . .
     Portfolio Accounting. . . . . . . . . . . . . . . . . . . . . . . . .
     Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .

     PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . .
     Investment Decisions. . . . . . . . . . . . . . . . . . . . . . . . .
     Brokerage and Research Services . . . . . . . . . . . . . . . . . . .

     ADDITIONAL PURCHASE AND
     REDEMPTION INFORMATION
     Redemption in Kind. . . . . . . . . . . . . . . . . . . . . . . . . .

     TAXATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .
     Organization. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Capitalization and Voting . . . . . . . . . . . . . . . . . . . . . .
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Transfer Agent and Dividend Disbursing Agent. . . . . . . . . . . . .
     Performance Information . . . . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . . .
     Legal Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Registration Statement. . . . . . . . . . . . . . . . . . . . . . . .

     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . .


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INVESTMENT POLICIES

INTRODUCTION


The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques identified in "Investment Objective and Policies" and "Additional Investment Policies and Risk Considerations" in the Prospectus. The Fund currently seeks to achieve its investment objective by investing all of its investment assets in the Portfolio, which has the same investment objective and policies. As the Fund has the same investment policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed herein with respect to the Portfolio only. Therefore, although the following discusses the investment policies of the Portfolio and the responsibilities of the Core Trust Board of Trustees ("Core Trust Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Board"). The following supplements the discussion found in those sections by providing additional information or elaborating upon the discussion with respect to certain of those securities and techniques.


FOREIGN SECURITIES


Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. There may be less publicly available information about foreign issuers than is available for U.S. issuers, and foreign auditing, accounting and financial reporting practices may differ from U.S. practices. Foreign securities markets may be less active than U.S. markets, trading may be thin and consequently securities prices may be more volatile. Schroder Capital will, in general, invest only in securities of companies and governments of countries which, in its judgment, are both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on the repatriation of foreign capital and changes in foreign governmental attitudes toward private investment, possibly leading to nationalization, increased taxation, or confiscation of Portfolio assets.


EMERGING MARKETS


The Portfolio may invest in securities of issuers located in countries considered by some to be emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio. Certain emerging market countries may also restrict investment opportunities in issuers in


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industries deemed important to national interests or in all issuers with respect to foreign investors. Currency risk tends to be heightened in the case of investing in certain emerging market countries.


DEPOSITORY RECEIPTS

Investments in securities of foreign issuers may on occasion be in the form of sponsored or unsponsored American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"), or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued in the United States by a bank or trust company, evidencing ownership of the underlying securities. EDRs are typically issued in Europe under a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

USE OF FORWARD CONTRACTS IN FOREIGN EXCHANGE TRANSACTIONS


In anticipation of foreign exchange requirements and to protect or "hedge" against adverse movements in foreign currency exchange rates, the Portfolio may invest in forward contracts to purchase or sell an agreed-upon amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the currency which is sold, they expose the Portfolio to the risk that the counterparty is unable to perform and they tend to limit commensurately any potential gain which might result should the value of such currency increase during the contract period.


U.S. GOVERNMENT SECURITIES


The Portfolio may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities which have remaining maturates not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the U.S. Government.


BANK OBLIGATIONS


The Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1 billion. Such banks must be insured by the Federal Deposit Insurance Corporation.


A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. The Portfolio may also invest in certificates of deposit issued by foreign banks, denominated in any major foreign currency. The Portfolio will invest in instruments issued by foreign banks which, in the view of Schroder Capital and the Trustees of Core Trust, are of credit-worthiness and financial stature in their respective countries comparable to U.S. banks used by the Portfolio.


A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

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SHORT-TERM DEBT SECURITIES


The Portfolio may invest in commercial paper, that is short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolio for temporary defensive purposes consists of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Ratings Services ("S&P"), or securities that, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper ratings assigned by S&P.


For temporary defensive purposes, to accumulate cash for investments, or to meet anticipated redemptions, the Portfolio may invest in (or enter into repurchase agreements with banks and broker dealers with respect to) short-term debt securities, including Treasury bills and other U.S. Government securities, and certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash and time deposits in foreign banks, denominated in any major foreign currency.


REPURCHASE AGREEMENTS


The Portfolio may enter into repurchase agreements with U.S. banks or broker-dealers maturing in seven days or less. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. Schroder Capital will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, Schroder Capital reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.


WARRANTS


The Portfolio may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if, more than 2% of its net assets would be so invested in warrants that are not listed on the New York or American Stock Exchanges.


ILLIQUID AND RESTRICTED SECURITIES


"Illiquid and Restricted Securities" under "Additional Investment Policies and Risk Considerations" in the Prospectus sets forth the circumstances in which the Portfolio may invest in illiquid and restricted securities. In connection with the Portfolio s original purchase of restricted securities it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision


LOANS OF PORTFOLIO SECURITIES


The Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government


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securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders or administrative fees the Portfolio pays in arranging the loan. The Portfolio may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Core Trust Board. The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio, the Fund or Schroder Capital. The terms of the Portfolio s loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days notice or in time to vote on any important matter.


COVERED CALLS AND HEDGING


As described in the Prospectus, while the Portfolio does not presently intend to do so, it may write covered calls on up to 100% of its total assets or employ one or more types of Hedging Instruments (as defined in the Prospectus). When hedging to attempt to protect against declines in the market value of the Portfolio s securities, to permit the Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Portfolio would (i) sell Stock Index Futures (as defined below), (ii) purchase puts on such futures or on securities, or (iii) write covered calls on securities or such futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Portfolio will normally purchase and then terminate the hedging position), the Portfolio would
(i) purchase Stock Index Futures or (ii) purchase calls on such futures or on securities. The Portfolio s strategy of hedging with Stock Index Futures and options on such futures will be incidental to the Portfolio s activities in the underlying cash market.


WRITING COVERED CALL OPTIONS. The Portfolio may write (i.e., sell) call options ("calls") if (i) the calls are listed on a domestic securities or commodities exchange and (ii) the calls are "covered" (i.e., the Portfolio owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


When the Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Portfolio if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.


To terminate its obligation on a call it has written, the Portfolio may be purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.


The Portfolio may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Portfolio covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Portfolio to deliver a futures contract; it would simply put the Portfolio in a short futures position, which is permitted by the Portfolio s hedging policies.


PURCHASING CALLS AND PUTS. The Portfolio may purchase put options ("puts") that relate to (i) securities held by it, (ii) Stock Index Futures (whether or not it holds such futures in its portfolio), or (iii) broadly based stock indices. The Portfolio may not sell puts other than those it previously purchased nor purchase puts on securities it does not hold. The Portfolio may purchase calls
(i) as to securities, broadly based stock indices or Stock Index Futures or (ii)


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to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Portfolio would not exceed 5% of its total assets.


When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payments and the right to purchase the underlying investment. When the Portfolio purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.


When the Portfolio purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Portfolio owns enables it to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).


Purchasing a put on either a stock index or on a Stock Index Future not held by the Portfolio permits it either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Portfolio purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Portfolio to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Portfolio s delivery of the underlying investment.


STOCK INDEX FUTURES. The Portfolio may buy and sell futures contracts only if they relate to broadly based stock indices ("Stock Index Futures"). A stock index is "broadly based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.


No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio s custodian in an account registered in the futures broker s name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.


Puts and calls on broadly based stock indices or Stock Index Futures are similar to puts and calls on securities or other futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Portfolio buys a call on a stock index or Stock


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Index Future, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same index will pay the Portfolio an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") that determines the total dollar value for each point of difference. When the Portfolio buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.


ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Portfolio s custodian, or a securities depository acting for the custodian, will act as the Portfolio s escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Portfolio s entering into a closing transaction. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.


The Portfolio s option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Portfolio may cause it to sell related portfolio securities, thus increasing its turnover rate in a manner beyond its control. The exercise by the Portfolio of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Portfolio s control, holding a put might cause the Portfolio to sell the underlying investment for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments, and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio s net asset value being more sensitive to changes in the value of the underlying investments.


REGULATORY ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. The Portfolio must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Portfolio will not, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Portfolio also must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.


Transactions in options by the Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options that the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940, as amended ("1940 Act"), when the Portfolio purchases a Stock Index Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or readily marketable, short- term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.


LIMITS ON USE OF HEDGING INSTRUMENTS. Due to the Short-Short Limitation described under "Taxation," the Portfolio will limit the extent to which it engages in the following activities but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Portfolio; (ii) purchasing calls or puts that expire in less than three months;
(iii)


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effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts held for less than three months; and (v) writing calls on investments held for less than three months.


POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio s equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.


The risk of imperfect correlation increases as the composition of the Portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, the Portfolio may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Portfolio has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.


If the Portfolio uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such futures, on securities or on stock indices, it is possible that the market may decline. If the Portfolio then concluded not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, it would realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.


SHORT SALES AGAINST-THE-BOX.


After the Portfolio makes a short sale against-the-box, while the short position is open, it must own an equal amount of the securities sold short or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer recognition of gain or loss for federal income tax purposes on the sale of securities "in the box" until the short position is closed out.

INVESTMENT RESTRICTIONS


The following investment restrictions, except where stated to be fundamental policies, are non-fundamental policies of the Portfolio. Except as noted, the Fund's policies are the same as those of the Portfolio. The policies defined as fundamental, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Portfolio's outstanding voting interests. Under the 1940 Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the interests present or represented by proxy at a meeting of interestholders, if the holders of more than 50% of the outstanding interests are present, or (ii) more than 50% of the outstanding interests.


The following investment restrictions of the Portfolio are fundamental policies:


(a) The Portfolio may not, with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.


(b) The Portfolio may not concentrate investments in any particular industry; therefore, the Portfolio will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Portfolio's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. An investment of more than 25% of the Portfolio's assets in the securities of issuers located in one country does not contravene this policy.


(c) The Portfolio may not borrow money in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of Portfolio securities.

(d) The Portfolio may not purchase or sell real estate, provided that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein.


(e) The Portfolio may not make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities shall not be deemed to be the making of a loan.


(f) The Portfolio may not invest in commodities or commodity contracts other than foreign currency forward contracts.


(g) The Portfolio may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.


(h) The Portfolio may not issue senior securities except to the extent permitted by the 1940 Act.


The following investment restrictions of the Portfolio or the Fund, if applicable, are non-fundamental policies:


(a) The Portfolio will not purchase more than 3% of the outstanding securities of any closed-end investment company.


(b) The Portfolio will not purchase securities while borrowings exceed 5% of total assets.


(c) The Portfolio may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of its net assets (taken at current value) would be invested in illiquid securities (securities that cannot be disposed of within seven days at their then-current value) or in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933, as amended ("Restricted Securities").This policy does not include restricted securities that can be sold to the public in foreign markets or that may eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser pursuant to guidelines adopted by Core Trust's Board of Trustees.


(d) The Portfolio may not make investments for the purpose of exercising control or management. (Investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.)


(e) The Portfolio may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The Portfolio may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.


(f) The Portfolio may not invest in oil, gas and other mineral resource, lease, or arbitrage transactions.


(g) The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if, more than 2% of its net assets would be invested in warrants that are not listed on the New York or American Stock Exchanges.


(h)(1) The Portfolio may not purchase a security, other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.


(h)(2) The Fund may not purchase a security, other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or an interest in Schroder International Smaller Companies Portfolio if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.


Except for the policies on borrowing and illiquid securities, the percentage restrictions described above apply only at the time of investment and require no action by the Portfolio as a result of subsequent changes in value of the investments or the size of the Portfolio.

MANAGEMENT

OFFICERS AND TRUSTEES


The following information relates to the principal occupations of each Trustee and executive officer of the Trust during the past five years and shows the nature of any affiliation with Schroder Capital. Each of these individuals currently serves in the same capacity for Core Trust.


Peter E. Guernsey, age 75, Oyster Bay, New York - a Trustee of the Trust and Core Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.


John I. Howell, age 79, 7 Riverside Road, Greenwich, Connecticut - a Trustee of the Trust and Core Trust - Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.


Laura E. Luckyn-Malone (a) (b) (c), age 43, 787 Seventh Avenue, New York, New York - President and a Trustee of the Trust and Core Trust - Managing Director of Schroder Capital since October 1995; Director of SWIS since July 1995; prior thereto, Director and Senior Vice President of Schroder Capital since February 1990; Director and President, Schroder Advisors.


Clarence F. Michalis, age 74, 44 East 64th Street, New York, New York - a Trustee of the Trust and Core Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).


Hermann C. Schwab, age 76, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and a Trustee of the Trust and Core Trust - retired since March, 1988; prior thereto, consultant to Schroder Capital since February 1, 1984.


Mark J. Smith (a) (b), age 34, 33 Gutter Lane, London, England - a Vice President and a Trustee of the Trust and Core Trust - First Vice President of Schroder Capital since April 1990; Director and Vice President, Schroder Advisors.


Robert G. Davy, age 35, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust and Core Trust - Director of Schroder Capital and Schroder Capital Management International Ltd. since 1994; First Vice President of Schroder Capital since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.


Richard R. Foulkes, age 50, 787 Seventh Avenue, New York, New York - a Vice President of the Trust and Core Trust ; Deputy Chairman of Schroder Capital since October 1995; Director of Schroder Capital since 1979, Director of Schroder Capital Management International Ltd. since 1989, and Executive Vice President of both of these entities.


John Y. Keffer, age 53, 2 Portland Square, Portland, Maine - a Vice President of the Trust and Core Trust . President of Forum Financial Services, Inc., the Fund s sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.


Jane P. Lucas (c), age 34, 787 Seventh Avenue, New York, New York - Vice President of the Trust and Core Trust - Director and Senior Vice President Schroder Capital; Director of SWIS since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.


Catherine A. Mazza, age 36, 787 Seventh Avenue, New York, New York - a Vice President of the Trust and Core Trust - Senior Vice President Schroder Advisors since December 1995; Vice President of Schroder Capital since October 1994; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.


Fariba Talebi, age 35, 787 Seventh Avenue, New York, New York - a Vice President of the Trust and Core Trust - Group Vice President of Schroder Capital since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

John A. Troiano (b), age 37, 787 Seventh Avenue, New York, New York - a Vice President of the Trust and Core Trust - Managing Director of Schroder Capital since October 1995; Director of Schroder Advisors since October 1992, Director and Senior Vice President of Schroder Capital since 1991; prior thereto, employed by various affiliates of Schroder Capital in various positions in the investment research and portfolio management areas since 1981.


Ira L. Unschuld, age 31, 787 Seventh Avenue, New York, New York - a Vice President of the Trust and Core Trust - a Vice President of Schroder Capital since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.


Robert Jackowitz (b) (c), age 29, 787 Seventh Avenue, New York, New York - Treasurer of the Trust and Core Trust - Vice President of SWIS since September 1995; Treasurer of SWIS and Schroder Advisers since July 1995; Vice President of Schroder Capital since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.


Margaret H. Douglas-Hamilton (b) (c), age 55, 787 Seventh Avenue, New York, New York - Secretary of the Trust and Core Trust - Secretary of SWIS since July 1995; Secretary of Schroder Advisers since April 1990; First Vice President and General Counsel of Schroders Incorporated since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.


David I. Goldstein, age 34, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust and Core Trust - Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart LLP, Washington, D.C.


Thomas G. Sheehan, age 42, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust and Core Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.


Barbara Gottlieb (c), age 42, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust and Core Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.


Gerardo Machado, age 58, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust and Core Trust - Associate, Schroder Capital.






Officers and Trustees who are interested persons of the Trust and Core Trust receive no salary, fees or compensation from the Fund or the Portfolio. Independent Trustees of the Trust and Core Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.

As of November 1, 1996 the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.


Although the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize judgments of courts of the U.S. predicated upon civil liabilities of such persons under the Federal securities laws of the U.S. The Trust has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the Federal securities laws of the U.S. Also it is unclear if extradition treaties now in effect between the U.S. and the United Kingdom would subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER


Schroder Capital, 787 Seventh Avenue, New York, New York, 10019, serves as investment adviser to the Portfolio pursuant to an Investment Advisory Contract dated March 15, 1996. Schroder Capital is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The investment management subsidiaries of the Schroder Group had assets under management of over $130 billion as of June 30, 1996.


Pursuant to the Investment Advisory Contract, Schroder Capital is responsible for managing the investment and reinvestment of the Portfolio's assets and for continuously reviewing, supervising and administering the Portfolio's investments. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. Schroder Capital also furnishes to the Core Trust Board, which has overall responsibility for the business and affairs of Core Trust, periodic reports on the investment performance of the Portfolio.


Under the terms of the Investment Advisory Contract, Schroder Capital is required to manage the Portfolio's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, Schroder Capital does not use material information that may be in its possession or in the possession of its affiliates.


The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Core Trust Board and
(ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio on 60 days' written notice to Schroder Capital, or by Schroder Capital on 60 days' written notice to Core Trust and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the

Portfolio, neither Schroder Capital nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Schroder Capital's or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.


For its services, the Portfolio pays Schroder Capital a fee of 0.75% of its average daily net assets.


The Fund currently invests all of its assets in the Portfolio. Schroder Capital will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund retains Schroder Capital as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment.


The investment advisory contract between Core Trust and Schroder Capital with respect to the Portfolio is the same in all material respects as the Fund's Investment Advisory Contract except as to the parties, the circumstances under which fees will be paid, the jurisdiction whose laws govern the agreement and fees payable thereunder. For its investment advisory services under the Investment Advisory Contract with respect to the Portfolio, Schroder Capital receives an advisory fee of 0.75% of the Portfolio's average daily net assets.

ADMINISTRATIVE SERVICES


On behalf of the Fund, the Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019. Schroder Advisors is a wholly-owned subsidiary of Schroder Capital, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc. On behalf of the Fund, the Trust has also entered into aa administration services agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by Schroder Capital pursuant to the Investment Advisory Contract, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others.


For these services, Schroder Advisors receives from the Fund a fee, payable monthly, at the annual rate of 0.40% of the Fund's average daily net assets. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund.


The Administrative Services Contract and Sub-Administration Agreement are terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or in the Administrative Services Contract or Sub-Administration Agreement, upon not more than 60 days' written notice to Schroder Advisors or Forum, as appropriate, or by vote of the holders of a majority of the shares of the Fund, or, upon 60 days' notice, by Schroder Advisors or Forum. The Administrative Services Contract will terminate automatically in the event of its assignment. The Sub-Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Board, Schroder Advisors and the Adviser upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund and Schroder Advisors, and the Adviser, as appropriate.


Schroder Advisors and Forum provide similar services to the Portfolio pursuant to administrative services agreements between Core Trust and each of these entities, for which Schroder Advisors is separately compensated at an annual rate of 0.15% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio. The fees paid by the Fund to Schroder Capital and Schroder Advisors therefore may equal up to 0.35% of the Fund's average daily net assets. The administrative services agreements are the same in all material respects as the Fund's respective agreements except as to the parties, the circumstances under which fees will be paid, the fees payable thereunder and the jurisdiction whose laws govern the agreement.

DISTRIBUTION OF FUND SHARES


Under a Distribution Plan (the "Plan") adopted by the Fund, the Trust may pay directly or may reimburse the Investment Adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the Investment Adviser or such registered broker-dealer, if so designated, to be a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for the sum of (a) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail, (b) costs of printing prospectuses and other materials to be given or sent to prospective investors, (c) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Fund shares, and (d) payments to broker-dealers (other than the Distributor) or other organizations (other than banks) for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. The Fund will make no payments or reimbursements under the Distribution Plan until the Board specifically further so authorizes. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expense of salesmen who are responsible for marketing shares of the Fund may be allocated to various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios of the Trust for which it is incurred. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


Schroder Advisors was appointed Distributor of the Fund's shares under the Plan pursuant to an agreement approved by the Board of Trustees of the Trust at a meeting held on November 2, 1992. Under such agreement, Schroder Advisors is not obligated to sell any specific amount of Fund shares.


The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Fund has no intention of implementing the Distribution Plan with respect to institutional investors, and in any event will make no payments under the Distribution Plan until the Board specifically further so authorizes. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.


Schroder Advisors acts as Distributor of the Fund's shares.

SERVICE ORGANIZATIONS

The Fund may also contracts with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Services provided by Service Organization may include, among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; providing periodic statements showing a client's account balances and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemption's of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither Schroder Capital nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund will make no such payments to service organizations until the Board specifically further so authorizes.


Some Service Organizations could impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.


The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


PORTFOLIO ACCOUNTING

Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust with respect to the Fund a fee of $36,000 per year plus, for each class of the Fund above one, $12,000 per year. FFC is paid an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds and funds with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.


FEES AND EXPENSES

As compensation for the advisory, administrative and management services rendered to the Fund, Schroder Capital and Schroder Advisors each earn monthly fees as set forth above. Schroder Capital and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund (or waive their respective fees). This undertaking is designed to place a limit on the maximum limit on Fund expenses (including all fees to be paid to Schroder Capital and Schroder Advisors but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of 1.50% and 2.00% of the average daily net assets of the Fund attributable to Investor Shares and Adviser Shares, respectively. These expense limitations cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Schroder Capital will reimburse the Fund for four-fifths of the amount required and Schroder Advisors, the remaining one-fifth; provided, however, that neither Schroder Capital nor Schroder Advisors will be required to make any reimbursements or waive any fees in excess of the fees payable to them by the Fund on a monthly basis for their respective advisory and administrative services. This undertaking to reimburse expenses supplements any applicable state expense limitations.


Certain of the states in which the shares of the Fund may be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, Schroder Capital will reimburse the Fund for four-fifths of the excess, and Schroder Advisors, the remaining one-fifth of the excess. As of the date of this SAI, the Fund believes that the most restrictive state expense limitation which might be applicable to the Fund requires reimbursement of expenses in any year that applicable Fund expenses exceed 2 1/2% of the first $30 million of the average daily value of Fund net assets, 2% of the next $70 million of the average daily value of Fund net assets and 1 1/2% of the remaining average daily value of Fund net assets.


Except for the expenses paid by Schroder Capital or Schroder Advisors, the Fund bears all costs of its operations.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS


Investment decisions for the Portfolio and for the other investment advisory clients of Schroder Capital are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in Schroder Capital's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


BROKERAGE AND RESEARCH SERVICES


Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Since most brokerage transactions for the Portfolio will be placed with foreign broker-dealers, certain portfolio transaction costs for the Portfolio may be higher than fees for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


The Investment Advisory Contract authorizes and directs Schroder Capital to place orders for the purchase and sale of the Portfolio's investments with brokers or dealers selected by Schroder Capital in its discretion and to seek "best execution" of such portfolio transactions. Schroder Capital places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Portfolio through a substantial number of brokers and dealers. In so doing, Schroder Capital uses its best efforts to obtain for the Portfolio the most favorable price and execution available. The Portfolio may, however, pay higher than the lowest available commission rates when Schroder Capital believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, Schroder Capital, having in mind the Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealers involved and the quality of service rendered by the broker-dealers in other transactions.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder Capital may receive research services from broker-dealers with which Schroder Capital places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder Capital in advising various of its clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio. The management fee paid by the Portfolio is not reduced because Schroder Capital and its affiliates receive such services.


As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), Schroder Capital may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to Schroder Capital an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.


Consistent with the Rules of the Association of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Schroder Capital may consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.


Subject to the general policies of the Portfolio regarding allocation of portfolio brokerage as set forth above, the Core Trust Board has authorized Schroder Capital to employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), which are affiliated with Schroder Capital, to effect securities transactions of the Portfolio on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.


Payment of brokerage commissions to Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company or an affiliated person of another person so affiliated not exceed the usual and customary broker's commissions for such transactions. It is the Portfolio's policy that commissions paid to Schroder Securities will in the judgment of the officers of Schroder Capital responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by Schroder Securities on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Core Trust Board, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Securities by the Portfolio satisfy the foregoing standards. The Core Trust Board will review all transactions at least quarterly for compliance with these procedures.


The Portfolio has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Securities and will not direct brokerage to Schroder Securities in recognition of research services.


The annual portfolio turnover rate of the Portfolio may exceed 50% but will not ordinarily exceed 100%.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Management reserves the right to waive, in its sole discretion, the minimum investment requirements for certain related accounts. Detailed information pertaining to the purchase of shares of the Fund, redemption of shares and the determination of the net asset value of Fund shares is set forth in the Prospectus under "Investment in the Fund".


REDEMPTION IN KIND


In the event that payment for redeemed shares is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The distributee (or shareholder receiving the distribution) may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of portfolio securities could result in a less diversified portfolio of investments and could affect adversely the liquidity of the portfolio.


TAXATION OF THE FUND


The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company the Fund intends to distribute to shareholders at least 90% of its net investment income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to Federal income tax on its net investment income and net realized capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.


Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending April 30, of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition as well as gains or losses from certain foreign currency transactions and options on certain foreign currency transactions, generally are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Generally, the hedging transactions undertaken by the Fund may be deemed "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The requirements applicable to regulated investment companies such as the Fund may limit the extent to which the Fund will be able to engage in transactions in options and forward contracts.

Distributions of net investment income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends received deduction available to corporations.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss although such shares may have been held by the shareholder for one year or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Fund intends to minimize foreign income and withholding taxes by investing in obligations the payments with respect to which will be subject to minimal or no such taxes insofar as this objective is consistent with the Fund's income objective. However, since the Fund may incur foreign taxes, it intends, if it is eligible to do so, to elect under Section 853 of the Code to treat each shareholder as having received an additional distribution from the Fund, in the amount indicated in a notice furnished to him, as his pro rata portion of income taxes paid to or withheld by foreign governments with respect to interest, dividends and gain on the Fund's foreign portfolio investments. The shareholder then may take the amount of such foreign taxes paid or withheld as a credit against his Federal income tax, subject to certain limitations. If the shareholder finds it more to his advantage to do so, he may, in the alternative, deduct the foreign tax withheld as an itemized deduction, in computing his taxable income. Each shareholder is referred to his tax adviser with respect to the availability of the foreign tax credit.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

ORGANIZATION

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, two of which pertain to the Fund.


The shares of the Trust are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no preemptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. Shares of each class would vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes would vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class would not be entitled to vote on any matters as to which such class were not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Board is required to provide certain assistance if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of shares of the Trust having a total net asset value of at least $25,000 or 1% of the outstanding shares of the Trust, for the purpose of enabling such holders to communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider such removal.




PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of its average annual total return in advertisement or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, calculated pursuant to the following formula:
                                         n
                                   P(1+T) =ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n= the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. Total return will be calculated separately for each class of the Fund.


In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Services Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.


CUSTODIAN


The Chase Manhattan Bank, N.A., through its Global Custody Division located in London, England, acts as custodian of the Fund's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund. Pursuant to rules adopted under the 1940 Act, the Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Fund assets.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


Forum Financial Corp., P.O. Box 446, Portland, Maine 04112, acts as the Fund's transfer agent and dividend disbursing agent.


LEGAL COUNSEL


[LAW FIRM], 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.


INDEPENDENT ACCOUNTANTS


[ACCOUNTANT] L.L.P. ("ACCOUNTANT") serves as independent accountants for the Fund and the Portfolio. ACCOUNTANT provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. ACCOUNTANT'S address is One Post Office Square, Boston, Massachusetts 02109.


REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and

Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


The fiscal year end of the Fund is April 30. Financial statements for the Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.

                                        PART C
                                  OTHER INFORMATION




ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS


    Not Applicable


Financial Highlights.


    Not Applicable


(b) EXHIBITS:


(1) Trust Instrument of Schroder Capital Funds (Delaware) (the "Trust") (filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).


(2) None.

(3) None.


(4) (a) Sections 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:



SECTION 2.04 TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon suchdelivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

SECTION 2.06 ESTABLISHMENT OF SERIES. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.



All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.



Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."



(5) Form of Investment Advisory Contract between the Trust and Schroder Capital Management International Inc. (filed as Exhibit 5 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(6) Form of Master Distribution Contract and Supplement to be between the Trust and Schroder Fund Advisors Inc. (filed as Exhibit 6 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(8) Form of Global Custody Agreement to be between the Trust and The Chase Manhattan Bank, N.A. (filed as Exhibit 8 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).



(9) (a) Form of Administration Agreement with Schroder Fund Advisors Inc. (filed as Exhibit to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).



    (b) Form of Sub-Administration Agreement with Forum Financial Services, Inc. (filed as Exhibit 9(b) to Registrant's Post - Effective Amendment No. 46 and incorporated herein by reference).

    (c) Form of Administrative Services Agreement with Schroder Fund Advisors Inc. with respect to Schroder U.S. Smaller Companies Fund (to be filed).



     (d)  Form  of Administrative  Services Agreement  with  Forum Financial
Services, Inc. with     respect  to Schroder U.S. Smaller Companies Fund (to be
filed).



     (e) Form of Transfer Agency Agreement with Forum Financial Corp. (filed as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).



     (f) Form of Fund Accounting Agreement with Forum Financial Corp. (filed as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).



(10) Opinion of Jacobs Persinger & Parker as to legality of shares to be issued by the Trust (filed as Exhibit 10(d) to Registrant's Post - Effective Amendment
No. 46 and incorporated      herein by reference).



(11)     Not applicable to this filing.



(15) (a) Form of Master Distribution Plan adopted by Registrant (filed as
Exhibit 15(a) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).



     (b) Form of Distribution Plan Supplement (filed as Exhibit 15(b) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).



Other Exhibits:


Copies of Powers of Attorney pursuant to which Trustees have signed this Post-Effective Amendment (filed as Other Exhibits to Post-Effective Amendment No. 45 and incorporated herein by reference).



Copy of Power of Attorney pursuant to which Mr. Jackowitz has signed this Post-Effective Amendment (filed as an Other Exhibit to Post-Effective Amendment No. 45 and incorporated herein by reference).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    Title of Class                                    Number of Record
                                                      Holders as of
                                                      September 30, 1996


Schroder U.S. Equity Fund                                       616

Schroder International Fund                                     905

Schroder U.S. Smaller Companies Fund                            12

Schroder Emerging Markets Fund Institutional Portfolio          21

Schroder International Smaller Companies Fund                   N/A

Schroder Latin American Fund                                    N/A

Schroder Global Asset Allocation Fund                           N/A


ITEM 27.  INDEMNIFICATION.


In accordance with Section 3803 of the Delaware Business Trust Act,

SECTION 5.2 of the Registrant's Trust Instrument provides as follows:



"5.2. Indemnification.



"(a)  Subject to the exceptions and limitations contained in Section (b) below:



"(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;



"(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.



"(b)  No indemnification shall be provided hereunder to a Covered Person:

"(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or



"(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,


"(A) By the court or other body approving the settlement;


"(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or



"(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.



"(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

"(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.



"(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions:
(i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.



"(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


(a) Schroder Capital Management International Inc. ("Schroder Capital") provides advisory services to individuals, businesses and other entities (including registered investment companies). Schroder Capital is a wholly-owned United States subsidiary of Schroders Incorporated, the wholly-owned United States holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide.



(b) Several of Schroder Capital's officers and/or directors also serve as officers and/or directors of, or are employed by, various other entities within the Schroder Group.

The following are the directors and principal officers of Schroder Capital, including their business connections which are of a substantial nature. The address of each company listed, unless otherwise noted, is 33 Gutter Lane, London EC2V 8AS, United Kingdom. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder Capital which provides investment management services to international clients located principally in the United States.



David M. Salisbury, Chairman & Chief Executive. Mr. Salisbury is also the Joint Chief Executive Officer and Director of Schroder Ltd. and Director of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, California, an investment advisory company and DFA Securities Inc., a broker dealer subsidiary of Dimensional Fund Advisors Inc. located at the same address. Until October 1992 Mr. Salisbury was Chairman of Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York, a broker dealer. Mr. Salisbury is a director or former director of various investment trust companies and closed end investment companies for which Schroder Capital and/or its affiliates provide investment services.



John S. Ager, Senior Vice President. Mr. Ager is also a Director of Schroder
Ltd.



Richard R. Foulkes, Deputy Chairman. Mr. Foulkes is also an Executive Vice President of Schroder Ltd.



David Gibson, Director. Mr. Gibson is also a Director of Schroder Ltd., a Director of Schroder Investment Management Limited, and a Director of Schroder Wertheim Investment Services, a Schroder Capital affiliate.



C. John Govett, Director. Mr. Govett is also a Director of Schroder Ltd., Schroder Investment Management Limited, Schroder Personal Investment Management (investment adviser), Schroder Ventures Limited (investment adviser) and Schroder Venture International Holdings Limited (investment adviser). He is Chairman and Director of Schroder Properties Limited. He is also Director of several investment companies for which Schroder Capital and/or its affiliates provide investment services.

Sharon L. Haugh, Director. Ms. Haugh is also a Director of Schroder Ltd., a Director of Schroder Advisors and Deputy Chairman of Schroder Wertheim Investment Services, a Schroder Capital affiliate.



Laura E. Luckyn-Malone, Managing Director.  Ms. Luckyn-Malone is also a
Managing Director of Schroder Ltd., President and Director of a closed-end investment company for which Schroder Capital and/or its affiliates provide investment services, President and Trustee of an open-end investment company for which Schroder Capital and/or its affiliates provide investment services and Chairman, President & Director of Schroder Advisors. Ms. Luckyn-Malone is also a Director of Schroder Wertheim Investment Services, an affiliate of Schroder Capital.



Gavin D.L. Ralston, Director.  Mr. Ralston is also a Director of Schroder Ltd.

Mark J. Smith, Director. Mr. Smith is also a Director, Schroder Ltd. and Schroder Investment Management (Guernsey) Limited, an investment management company, and Director and a Vice President of Schroder Advisors. Mr. Smith is also a director of various investment trusts and open-end investment companies for which Schroder Capital and/or its affiliates provide investment services.



John A. Troiano, Managing Director. Mr. Troiano is also a Managing Director of Schroder Ltd., Director of Schroder Advisors and Vice President of open-end investment companies for which Schroder and/or its affiliates provide investment services.



Jane Lucas, Director. Ms. Lucas is also a director Schroder Wertheim Investment Services, an affiliate of Schroder Capital and an officer of various open-end investment companies for which Schroder Capital and/or its affiliates provide investment services.



Andrew R. Barker, First Vice President. Mr. Barker is also a First Vice President of Schroder Ltd.



J. Ann Bonathan, First Vice President. Ms. Bonathan is also a First Vice President of Schroder Ltd. Until December 1994, Ms. Bonathan was Deputy Head of Custody Operations of SG Warburg,1 Finsbury Avenue, London, merchant bankers.




John D. Burns, First Vice President. Mr. Burns is also a First Vice President of Schroder Ltd.



Heather F. Crighton, First Vice President. Ms. Crighton is also a Vice President of Schroder Ltd.



Louise Crouset, Director. Mr. Crouset is also a Director of Schroder Ltd.



Robert C. Davy, Director. Mr. Davy is also a Director of Schroder Ltd. and an officer of open end investment companies for which Schroder Capital and/or its affiliates provide investment services.



Margaret H. Douglas-Hamilton, Secretary. Ms. Douglas-Hamilton is also a First Vice President and General Counsel of Schroders

Incorporated, 787 Seventh Avenue, New York, New York, the holding company for various United States based Schroder Capital affiliates.Ms. Douglas-Hamilton is also Secretary to various Schroder Capital affiliates, including Schroder Advisors and Schroder Wertheim Investment Services.


Abdallah Nauphal, Director.

Joshua Shapiro, First Vice President.


John Stainsby, First Vice President. Mr. Stainsby is also First Vice President of Schroder Ltd.



Fariba Talebi, Group Vice President. Ms. Talebi is also an officer of various open end investment companies for which Schroder Capital and/or its affiliates provide investment services.

Jan Kees van Heusde, First Vice President. Mr. van Heusde is also First Vice President of Schroder Ltd.



Patrick Vermeulen, First Vice President. Mr. Vermeulen is also First Vice President of Schroder Ltd.


Mark J. Astley, First Vice President, Assistant Director.


William H. Barnes, Vice President.-


Susan M. Belson, Vice President.


Mark Bridgeman, Analyst/Fund Manager. Mr. Bridgeman is also a Fund Manager of Schroder Ltd.


Alan Gilston, Vice President.


Donald Farquharson, First Vice President, Assistant Director.-



James Gray, Vice President. Mr. Gray is also a Senior Vice President ofSchroder Advisors and a Vice President of Schroder Wertheim Investment Services, a Schroder Capital affiliate. During the last two years, Mr. Gray has been a Mutual Fund Administrator at Furman Selz, 230 Park Avenue, New York City, NY, a broker dealer and prior to that, a Mutual Fund Administrator with Concord Holdings Corp., 125 West 55th Street, New York City, a Mutual Fund Administration business.


David Harris, Assistant Vice President.


Robert A. Jackowitz, Vice President. Mr. Jackowitz is also Treasurer of Schroder Wertheim Investment Services, a Schroder Capital affiliate and various open-and closed-end investment companies for which Schroder Capital and/or its affiliates provide investment services.



Clare L. Latham, Vice President. Ms. Latham is also an Investment Manager of Schroder Ltd.



Catherine A. Mazza, First Vice President. Ms. Mazza is also a Senior Vice President of Schroder Advisors and a Vice President of various open-end and closed-end investment companies for which Schroder Capital and/or its affiliates provide investment services. Until September 1994, Ms. Mazza was a Vice President of Alliance Capital, 1345 Sixth Avenue, New York, NY 10105, an investment adviser.


Robert J. Martorana, Vice President.


Thomas Melendez, Vice President. Until October 1994, Mr. Melendez was a Vice President of NatWest Securities, 175 Water Street, New York, NY, an investment adviser.



Connie Moak-Mazur, Marketing, Client Services. Ms. Moak-Mazur is also a Group Vice President of Schroder Wertheim Investment Services, an affiliate of Schroder Capital. Until June 1995, Ms. Moak-Mazur was in Marketing and Client Services at Wasser Stein Perells, 31 West 52nd Street, New York, NY, an investment bank.

Erick Richter, Assistant Vice President.

Ellen B. Sullivan, First Vice President.


Ira L. Unschuld, First Vice President. Mr. Unschuld is also an officer of various open end investment companies for which Schroder Capital and/or its affiliates provide investment services.



Herve van Caloen, First Vice President. During the last two years, Mr. Van Caloen was a Portfolio Manager at Provident Capital Management, Philadelphia, PA, an Investment Adviser.



Dawn M. Vroegop, Vice President.


ITEM 29. PRINCIPAL UNDERWRITERS.


(a) Schroder Fund Advisors Inc., the Registrant's principal underwriter, also serves as principal underwriter for WSIS Series Trust.



(b) Following is information with respect to each officer and director of Schroder Fund Advisors Inc., the Distributor of the shares of International Equity Fund, Schroder U.S. Equit Fund, Schroder U.S. Smaller Companies Fund, Schroder Emerging Markets Fund and Schroder Latin American Fund (each a series of the Registrant):






Laura E. Luckyn-Malone Chairman, President and Director.

Sharon L. Haugh, Director



Mark J. Smith, Director and Vice President.



John A. Troiano, Director and Vice President



Margaret H. Douglas-Hamilton, Secretary



Catherine A. Mazza, Senior Vice President and Vice President



Robert Jackowitz, Treasurer



 * Address for each is 787 Seventh Avenue, New York, New York 10019 except for John A. Troiano and Mark J. Smith each of whose address is 33 Gutter Lane, London, England.



(c)  Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


The accounts, books and other documents required to be maintained by Registrant with respect to Schroder International Smaller Companies Fund pursuant to
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Schroder Capital Management International Inc. and Schroder Fund Advisors Inc., 787 Seventh Avenue, New York, New York 10019, except that certain items will be maintained at the following locations:



(a) Forum Financial Corp., Two Portland Square, Portland, Maine 04101 (shareholder records).



(b) Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 (corporate minute book).



ITEM 31. MANAGEMENT SERVICES.

Inapplicable.

ITEM 32. UNDERTAKINGS.





(i) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the latter of the effective date of Registrant's Securities Act of 1933 Registration Statement relating to the prospectuses offering those shares or the commencement of public shares of the respective shares; and,



(ii) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 14th day of October, 1996.

                              SCHRODER CAPITAL FUNDS (DELAWARE)


                              By: /s/ Laura E. Luckyn-Malone
                                 ---------------------------
                                 Laura E. Luckyn-Malone
                                 President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of October, 1996.

     Signatures                                   Title
     ----------                                   -----

(a)  Principal Executive Officer

      /s/ Laura E. Luckyn-Malone                  President
     --------------------------------             and Trustee
     Laura E. Luckyn-Malone

(b)  Principal Financial and
     Accounting Officer

     ROBERT JACKOWITZ*                            Treasurer

     *By: /s/ Thomas G. Sheehan
         ----------------------------
          Thomas G. Sheehan, Attorney-in-Fact

(c)  Majority of the Trustees

     /s/ Laura E. Luckyn-Malone                   Trustee
     --------------------------------
     Laura E. Luckyn-Malone

     PETER E. GUERNSEY*                           Trustee
     JOHN I. HOWELL*                              Trustee
     HERMANN C. SCHWAB*                           Trustee
     MARK J. SMITH*                               Trustee

     *By: /s/ Thomas G. Sheehan
         ----------------------------
          Thomas G. Sheehan, Attorney-in-Fact

                                   SIGNATURES

On behalf of Schroder Capital Funds, being duly authorized, I have duly caused this amendment to the Registration Statement of Schroder Capital Funds (Delaware) to be signed in the City of New York, State of New York on the 14th day of October, 1996.

                                             SCHRODER CAPITAL FUNDS

                                             By: /s/ Laura E. Luckyn-Malone
                                                ------------------------------
                                                Laura E. Luckyn-Malone
                                                President

This amendment to the Registration Statement of Schroder Capital Funds (Delaware) has been signed below by the following persons in the capacities indicated on the 14th day of October, 1996.

     Signatures                                        Title
     ----------                                        -----

(a)  Principal Executive Officer

     /s/ Laura E. Luckyn-Malone                        President
     --------------------------------                  and Trustee
     Laura E. Luckyn-Malone

(b)  Principal Financial and
     Accounting Officer

     ROBERT JACKOWITZ*                                 Treasurer

     *By: /s/ Thomas G. Sheehan
         ----------------------------
          Thomas G. Sheehan, Attorney-in-Fact

(c)  Majority of the Trustees

     /s/ Laura E. Luckyn-Malone                        Trustee
     --------------------------------
     Laura E. Luckyn-Malone

     PETER E. GUERNSEY*                                Trustee
     JOHN I. HOWELL*                                   Trustee
     HERMANN C. SCHWAB*                                Trustee
     MARK J. SMITH*                                    Trustee

     *By: /s/ Thomas G. Sheehan
         ----------------------------
          Thomas G. Sheehan, Attorney-in-Fact